Exhibit  10.12


     (TO  FRANCHISE  OFFERING  CIRCULAR)





     FRANCHISE  AGREEMENT

     THE  QUIZNO'S  CORPORATION


     FRANCHISE  AGREEMENT


    Franchisee:

    Date:

    Franchised  Location:




     THE  QUIZNO'S  CORPORATION
     FRANCHISE  AGREEMENT
     TABLE  OF  CONTENTS
                                                        Page
                                                        ----

1.    PURPOSE                                              1

2.    GRANT  OF  FRANCHISE                                 1
2.1.  GRANT  OF  FRANCHISE                                 1
2.2.  SCOPE  OF  FRANCHISE  OPERATIONS                     1

3.    FRANCHISED  LOCATION  AND  DESIGNATED  AREA          1
3.1.  FRANCHISED  LOCATION                                 1
3.2.  LIMITATION  ON  FRANCHISE  RIGHTS                    2
3.3.  EXPRESS  RESTAURANTS.                                2
3.4.  TERRITORIAL  DEVELOPMENT  PROGRAM.                   2
3.5.  SPECIAL  PRODUCTS.                                   2
3.6.  FRANCHISOR'S  RESERVATION  OF  RIGHTS                2

4.    INITIAL  FRANCHISE  FEE                              2
4.1.  INITIAL  FRANCHISE  FEE                              2

5.    ROYALTIES                                            2
5.1.  ROYALTY                                              2
5.2.  GROSS  SALES                                         2
5.3.  ROYALTY  PAYMENTS                                    2
5.4.  APPLICATION  OF  PAYMENTS                            3

6.    DEVELOPMENT  OF  FRANCHISED  LOCATION                3
6.1.  APPROVAL  OF  FRANCHISED  LOCATION.                  3
6.2.  LEASE  APPROVAL                                      3
6.3.  LEASE  ASSISTANCE  PROGRAM                           3
6.4.  SCHEDULE                                             3
6.5.  CONVERSION  AND  DESIGN                              3
6.6.  SIGNS                                                3
6.7.  EQUIPMENT                                            3
6.8.  PERMITS  AND  LICENSES                               4
6.9.  COMMENCEMENT  OF  OPERATIONS                         4

7.    TRAINING                                             4
7.1.  INITIAL  TRAINING  PROGRAM                           4
7.2.  ADDITIONAL  TRAINING  PROGRAMS                       4

8.    OPERATIONS  MANUAL                                   4
8.1.  OPERATIONS  MANUAL                                   4
8.2.  CHANGES  TO  OPERATIONS  MANUAL                      5

9.    DEVELOPMENT  ASSISTANCE                              5
9.1.  FRANCHISOR'S  DEVELOPMENT  ASSISTANCE                5
9.2.  RESPONSIBILITIES  OF  AREA  DIRECTOR                 5

10.   OPERATING  ASSISTANCE                                5
10.1. FRANCHISOR'S  ASSISTANCE                             5

11    FRANCHISEE'S  OPERATIONAL  COVENANTS                 6
11.1. BUSINESS  OPERATIONS                                 6


12.    ADVERTISING                                         7
12.1.  APPROVAL  OF  ADVERTISING                           7
12.2.  GRAND  OPENING.                                     7
12.3.  MARKETING  AND  PROMOTION  FEE                      7
12.4.  LOCAL  ADVERTISING.                                 8
12.5.  REGIONAL  ADVERTISING  PROGRAMS                     8

13.    QUALITY  CONTROL                                    8
13.1.  STANDARDS  AND  SPECIFICATIONS                      8
13.2.  INSPECTIONS                                         8
13.3.  RESTRICTIONS  ON  SERVICES  AND  PRODUCTS           8
13.4.  APPROVED  SUPPLIERS                                 8
13.5.  REQUEST  FOR  CHANGE  OF  SUPPLIER                  8

14.    MARKS,  TRADE  NAMES  AND  PROPRIETARY  INTERESTS   9
14.1.  MARKS                                               9
14.2.  LICENSED  METHODS                                   9
14.3.  TRADEMARK  INFRINGEMENT                             9
14.4.  FRANCHISEE'S  BUSINESS  NAME                        9
14.5.  CHANGE  OF  MARKS                                   9

15.    REPORTS,  RECORDS  AND  FINANCIAL  STATEMENTS       9
15.1.  FRANCHISEE  REPORTS                                 9
15.2.  FINANCIAL  RECORDS  USE  AND  ACCESS.              10
15.3.  BOOKS  AND  RECORDS                                10
15.4.  AUDIT  OF  BOOKS  AND  RECORDS                     10

16.    TRANSFER                                           10
16.1.  TRANSFER  BY  FRANCHISEE                           10
16.2.  PRE-CONDITIONS  TO  FRANCHISEE'S  TRANSFER         10
16.3.  FRANCHISOR'S  APPROVAL  OF  TRANSFER               10
16.4.  RIGHT  OF  FIRST  REFUSAL                          11
16.5.  TYPES  OF  TRANSFERS                               11
16.6.  TRANSFER  BY  FRANCHISOR                           11
16.7.  FRANCHISEE'S  DEATH  OR  DISABILITY                11

17.    TERM  AND  RENEWAL                                 11
17.1.  TERM                                               11
17.2.  RENEWAL                                            11
17.3.  EXERCISE  OF  RENEWAL                              12

18.    DEFAULT  AND  TERMINATION                          12
18.1.  TERMINATION  BY  FRANCHISEE                        12
18.2.  TERMINATION  BY  FRANCHISOR  -  EFFECTIVE
       UPON  NOTICE                                       12
18.3.  TERMINATION  BY  FRANCHISOR - THIRTY DAYS NOTICE   13
18.4.  LATE  FEE                                          13
18.5.  FAILURE  TO  COMPLY  WITH  REPORTING  REQUIREMENTS 13
18.6.  RIGHT  TO  REPURCHASE.                             13
18.7.  OBLIGATIONS OF FRANCHISEE UPON TERMINATION OR
        EXPIRATION                                        14
18.8.  STATE  AND  FEDERAL  LAW                           14

19.    BUSINESS  RELATIONSHIP                             14
19.1.  INDEPENDENT  BUSINESSPERSONS                       14
19.2.  PAYMENT  OF  THIRD  PARTY  OBLIGATIONS             15
19.3.  INDEMNIFICATION                                    15

20.    RESTRICTIVE  COVENANTS                             15
20.1.  NON-COMPETITION  DURING  TERM                      15
20.2.  "BRANDED  BUSINESS"                                15
20.3.  POST-TERMINATION  COVENANT  NOT  TO  COMPETE       16
20.4.  ADDITIONAL  REMEDIES  FOR  BREACH                  16
20.5.  CONFIDENTIALITY  OF  PROPRIETARY  INFORMATION      16
20.6.  CONFIDENTIALITY  AGREEMENT                         16

21.    DISPUTES                                           16
21.1.  GOVERNING  LAW/CONSENT  TO  VENUE  AND
        JURISDICTION.                                     16
21.2.  WAIVER  OF  JURY  TRIAL.                           16
21.3.  REMEDIES.                                          16

22.    SECURITY  INTEREST                                 17
22.1.  COLLATERAL.                                        17
22.2.  INDEBTEDNESS  SECURED.                             17
22.3.  ADDITIONAL  DOCUMENTS.                             17
22.4.  POSSESSION  OF  COLLATERAL.                        17
22.5.  REMEDIES  OF  FRANCHISOR  IN  EVENT  OF  DEFAULT.  17
22.6.  SPECIAL  FILING  AS  FINANCING  STATEMENT.         18

23.    MISCELLANEOUS  PROVISIONS                          18
23.1.  MODIFICATION                                       18
23.2.  ENTIRE  AGREEMENT                                  18
23.3.  DELEGATION  BY  FRANCHISOR                         18
23.4.  AGREEMENT  EFFECTIVE                               18
23.5.  REVIEW  OF  AGREEMENT                              18
23.6.  ATTORNEYS'  FEES                                   18
23.7.  INJUNCTIVE  RELIEF                                 18
23.8.  NO  WAIVER                                         18
23.9.  NO  RIGHT  TO  SET  OFF                            18
23.10. INVALIDITY                                         18
23.11. NOTICES                                            19
23.12. ACKNOWLEDGMENT                                     19



     EXHIBITS
     --------

B-1          Addendum  --  Location  and  Initial  Franchise  Fee

B-2          Addendum  --  QUIZNO'S  Classic  Subs  Express  Facility

B-3          Addendum  --  Special  Products  Program

B-4          Authorization  Agreement  for  Prearranged  Payments

B-5          Statement  of  Ownership

B-6          Guaranty  and  Assumption  of  Franchisee's  Obligations

B-7          Addendum  --  Bookkeeping  Services

B-8          Addendum  --  Territorial  Development  Program




FRANCHISEE:

ADDRESS:



EFFECTIVE
DATE:                                                  ,  19

     THIS AGREEMENT (the "AGREEMENT") is between THE QUIZNO'S CORPORATION, a Colorado corporation, located at Denver Place, Plaza Tower, 1099 18th Street, Suite 2850, Denver, Colorado 80202 ("FRANCHI-SOR") and the franchisee listed above ("FRANCHISEE"), who agree as follows:


     1.    PURPOSE

     1.1. Franchisor has developed methods for establishing, operating and promoting restaurants offering submarine sandwiches, salads, other food products and beverages and related restaurant and carry out services ("QUIZNO'S RESTAURANTS" or "RESTAU-RANTS") which include the use and license of proprietary rights in certain valuable trade names, service marks and trade-marks owned by Franchisor (the "MARKS"), including the service mark "QUIZNO'S," and Franchisor's distinctive techniques, expertise and knowledge in the establishment, operation and promotion of restaurants and related licensed methods of doing business (the "LICENSED METHODS").

     1.2. Franchisor grants the right to others to establish and operate Restaurants, under the Marks and pursuant to the Licensed Methods.

     1.3. Franchisee recognizes and acknowledges the benefits to be derived from being identified and associated with Franchisor and being able to utilize the Restaurant system and concepts, and therefore desires to establish a Restaurant at a location identified herein or to be later identified. Franchisor is willing to grant Franchisee the right to operate a Restaurant under the terms and condi-tions which are contained in this Agreement.

     2.    GRANT  OF  FRANCHISE

     2.1.          GRANT  OF FRANCHISE.  Franchisor
                   -------------------
grants to Franchisee, and Franchisee accepts from Franchisor, the right to use the Marks and Licensed Methods in connection with the establishment and operation of a Restaurant, at the location described in Section 3. Franchisee agrees to use the Marks and Licensed Methods, as they may be changed, improved, and further developed by Franchisor from time to time, only in accordance with the terms and conditions of this Agreement.

     2.2.          SCOPE  OF  FRANCHISE  OPERATION.
                   -------------------------------
OPERATIONS. Franchisee agrees at all times to faithfully, honestly and diligently perform Franchisee's obligations hereunder, to use best efforts to promote its Restaurant and to not engage in any other business or activity that conflicts with the operation of the Restaurant in compliance with this Agreement. Franchisee agrees to utilize the Marks and Licensed Methods to operate all aspects of Franchisee's Restaurant in accordance with the methods and systems developed and prescribed from time to time by Franchisor, all of which are a part of the Licensed Methods. Franchisee's Restaurant shall offer all products and services designated by Franchisor, which may include, without limitation, restaurant services offered in conjunction with a distinctive theme and decor and a uniform menu offering specialty submarine and other sandwiches, salads and other food and beverages. Franchisee shall implement any additions and changes to the products and services offered by its Restaurant required by Franchisor.

     3.    FRANCHISED LOCATION AND DESIGNATED AREA

     3.1.          FRANCHISED LOCATION.  Franchisee is
                   -------------------
granted the right to own and operate a Restaurant at the address and location ("FRANCHISED LOCATION") set forth in the Addendum attached as Exhibit B-1. If, at the time of execution of this Agreement, the Franchised Location has not been selected by Franchisee and approved by Franchisor, then Franchisee shall choose and acquire a location for its Restaurant within the nonexclusive Designated Area set forth in Exhibit B-1. In such circumstances, Franchisee shall select and propose to Franchisor for approval a specific site for the Franchised Location in the Designated Area which, which Franchisor shall have the right to approve in accordance with the terms set forth herein. During the term of this Agreement, the Franchised Location shall be used exclusively for the purpose of operating a Restaurant.



     3.2.       LIMITATION ON FRANCHISE RIGHTS.
                ------------------------------
RIGHTS. The rights granted to Franchisee are for the specific Franchised Location and cannot be transferred to any other location, except with the prior written approval of Franchisor. The Marks and Licensed Methods are licensed from the Franchised Location only in the manner and within the geographic boundaries prescribed by Franchisor.

     3.3.        EXPRESS RESTAURANTS.Franchisee may
                 -------------------
not operate a Restaurant located within a host facility such as a gas station and convenience store facility or a hotel (all referred to as "EXPRESS RESTAURANTS") using the Marks and Licensed Methods, except with the prior written consent of Franchisor, in which case Franchisor and Franchisee shall execute Exhibit B-2 (if this Agreement governs the operation of a traditional Restaurant, the Express Restaurant(s) shall be governed by separate Franchise Agreements).

     3.4.         TERRITORIAL DEVELOPMENT PROGRAM.
                  -------------------------------
PROGRAM. Franchisor may offer the "TERRITORIAL DEVELOPMENT PROGRAM ," in which Franchisee is granted the right to develop a certain number of Restaurants within a defined territory. Franchisee may not participate in the Territorial Development Program except with the prior written permission of Franchisor, in which case Franchisor and Franchisee shall execute Exhibit B-8.

     3.5.          SPECIAL PRODUCTS.  From time to time,
                   ----------------
Franchisor may offer supplemental programs to be incorporated in certain Restaurants ("SPECIAL PRODUCTS"). Franchisee may not offer a Special Product except with the prior written permission of Franchisor, in which case Franchisor and Franchisee shall execute Exhibit B-3.

     3.6.          FRANCHISOR'S  RESERVATION  OF  RIGHTS.
                   -------------------------------------
RESERVATION OF RIGHTS. Franchisee acknowledges that the franchise granted hereunder is nonexclusive and that Franchisor retains the right, among others:
(1) to use, and to license others to use, the Marks and Licensed Methods for the operation of Restaurants at any location other than the Franchised Location; (2) to use the Marks and Licensed Methods in connection with other services and products, promotional and marketing efforts or related items, or in alternative channels of distribution, without regard to location; and (3) to use and license the use of alternative proprietary marks or methods in connection with the operation of restaurant businesses under names which are not the same as or confusingly similar to the Marks, which businesses may be the same as, or similar to, or different from Restaurants.

     4.    INITIAL  FRANCHISE  FEE

     4.1.     INITIAL FRANCHISE FEE.  Franchisee
              ----------------------
agrees to pay to Franchisor, concurrently with the execution of this Agreement, an initial franchise fee ("INITIAL FRANCHISE FEE") in the amount set forth in Exhibit B-1. Franchisee acknowledges and agrees that the Initial Franchise Fee represents payment for the initial grant of the rights to use the Marks and Licensed Methods, that Franchisor has earned the Initial
Franchise Fee upon receipt, and that the Initial Franchise Fee is not refundable to Franchisee after it is paid.

     5.    ROYALTIES  ROYALTIES

     5.1.     ROYALTY.  Franchisee agrees to pay to Franchisor
              --------
a weekly royalty ("ROYALTY") equal to 7% of the total amount of its Gross Sales, defined in Section 5.2 , generated from or through its Restaurant.

     5.2.      GROSS SALES  "GROSS SALES" shall be defined as
               -----------
sales of any kind for all services or products from or through the Restaurant, including any such sale of services or products made for cash or upon credit, or partly for cash and partly for credit, regardless of collection of charges for which credit is given, regardless of whether such sale is conducted in compliance with or in violation of the terms of this Agreement and regardless of whether such sale is at the Franchised Location or off-site, but exclusive of discounts, sales taxes or other similar taxes and credits. Gross Sales shall also include the fair market value of any services or products received by Franchisee in barter or exchange for its services and products.

     5.3.       ROYALTY PAYMENTS.  Franchisee agrees that
                ----------------
Royalty payments shall be paid weekly and sent to Franchisor by electronic funds transfer, due on Thursday (for the preceding Monday through Sunday period), or such other specific day of the week which Franchisor will designate from time to time ("DUE DATE"). Upon the request of Franchisor and in no event later than 30 days prior to the opening of the Restaurant, Franchisee shall execute an Authorization Agreement for preauthorized payment of Royalty payments by electronic transfer of funds from Franchisee's bank account to Franchisor's bank account, in the form attached to this Agreement as Exhibit B-4. On the Due Date of each week, Franchisee shall report to Franchisor by telephone, electronic means or in written form, as may be reasonably directed by Franchisor, in a manner more fully described in Section 15, with such information and pursuant to such standard transmittal procedures regarding Franchisee's Gross Sales and such additional information as may be requested by Franchisor. Franchisor shall have the right to verify such Royalty payments from time to time as it deems necessary, in any reasonable manner. In the event that Franchisee fails to have sufficient funds in its account or otherwise fails to pay any Royalties due as of the Due Date, Franchisee shall owe, in addition to such Royalties, a late charge equivalent to 2% per month, of any late Royalty payment; provided, however, in no event shall Franchisee be required to pay a late payment at a rate greater than the maximum interest rate permitted by applicable law.

     5.4.          APPLICATION  OF  PAYMENTS.
                   -------------------------
Notwithstanding any designation Franchisee might make, Franchisor has the discretion to apply any payments made by Franchisee to any of Franchisee's past due indebtedness to Franchisor. Franchisee acknow-ledges that Franchisor has the right to set-off any amounts Franchisee may owe to Franchisor against any amounts Franchisor might owe to Franchisee.

          6.   DEVELOPMENT OF FRANCHISED LOCATION

     6.1.      APPROVAL OF FRANCHISED LOCATION.
               -------------------------------
LOCATION. Franchisee may only operate a QUIZNO'S Restaurant at a site approved by Franchisor, which approval will not be unreasonably withheld so long as the site meets Franchisor's site selection criteria. Franchisee shall follow Franchisor's site selection procedures in locating a Franchised Location for the Restaurant. Franchisee shall submit a completed site submittal package, including demographics and other materials requested by Franchisor, containing all information reasonably required by Franchisor to assess a proposed Franchised Location.

     6.2.          LEASE APPROVAL.  Franchisee shall obtain
                   --------------
Franchisor's prior written approval before executing any lease or purchase agreement for the Franchised Location. Prior to its execution, Franchisee's proposed Franchised Location lease shall be reviewed and certified acceptable by Franchisor. Such review is for the benefit of Franchisor, and Franchisee acknowledges that review and approval of a lease for the Franchised Location by Franchisor does not constitute a recommendation, endorsement or guarantee by Franchisor of the suitability of the Franchised Location or the lease and Franchisee should take all steps necessary to ascertain whether such Franchised Location and lease are acceptable to Franchisee. Upon submission of a proposed Franchised Location for the Restaurant, Franchisee shall pay Franchisor or its designated supplier a lease review fee of $1,450 ("LEASE REVIEW FEE"). The Lease Review Fee pays the expenses incurred to negotiate the lease. Franchisee is not a third-party beneficiary of the lease negotiation or review. Franchisee agrees that while Franchisor will attempt to negotiate the most favorable terms possible under the Master Lease, Franchisor does not guaranty that the terms, including rent, will represent the most favorable terms available in that market.

     6.3.          LEASE  ASSISTANCE PROGRAM. If
                   -------------------------
Franchisee participates in the "LEASE ASSISTANCE PROGRAM," once Franchisor has approved the Franchised Location, Franchisor will enter into negotiations with the Franchised Location's landlord ("MASTER LANDLORD") and, assuming such negotiations are successful, enter into a lease for the Franchised Location ("MASTER LEASE"). The Lease Review Fee will be $2,200. Franchisee agrees to then enter into a sublease with Franchisor or its designated subsidiary ("SUBLEASE") in substantially the same form as attached to Franchisor's Uniform Franchise Offering Circular ("UFOC") as Exhibit H. The Sublease shall incorporate the terms and conditions of the Master Lease, including rent and other charges payable thereunder. Default of the Sublease will constitute default of this Agreement, and default of this Agreement will constitute default of the Sublease. Franchisee acknowledges that approval of a lease for the Franchised Location by Franchisor and execution of the Sublease does not constitute a recommendation, endorsement or guarantee by Franchisor of the suitability of the Franchised Location or the terms of the Master Lease and Franchisee should take all steps necessary to ascertain whether such Franchised Location and lease terms are acceptable to Franchisee.

     6.4.         SCHEDULE.   Franchisee shall execute a lease no
                  --------
later than one year from the date of execution of this Agreement. Franchisor will extend the time in which Franchisee has to obtain an executed lease for the Franchised Location for one three-month period, in the event factors beyond Franchisee's reasonable control prevent Franchisee from meeting this deadline, so long as Franchisee has made reasonable and continuing efforts to obtain and submit for approval an acceptable site and Franchisee requests, in writing, an extension of time in which to have an executed lease for the Franchised Location before the end of the one-year period. Any lease for the Franchised Location shall, at Franchisor's option, be collaterally assigned to Franchisor as security for performance of Franchisee's obligations hereunder. Franchisee shall deliver a copy of the signed lease for the Franchised Location to Franchisor within five days of execution thereof.

     6.5.         CONVERSION AND DESIGN.  Franchisee
                  ---------------------
acknowledges that the layout, design, decoration and color scheme of the Restaurants are an integral part of Franchisor's proprietary Licensed Methods and accordingly, Franchisee shall convert and decorate the Franchised Location in accordance with Franchisor's plans, designs and specifications. Franchisee shall also obtain Franchisor's written consent to any conversion, design or decoration of the Franchised Location before remodeling or decorating begins, recognizing that such remodeling, decoration and any related costs are Franchisee's sole respon-sibility.

     6.6.      SIGNS.  Franchisee shall purchase or otherwise obtain
               -----
for use at the Franchised Location and in connection with the Restaurant the maximum number and size signs allowed by applicable building codes, which signs shall comply with the standards and specifications of Franchisor. It is Franchisee's sole responsibility to ensure that all signs comply with applicable local ordinances, building codes and zoning regulations. Any modifications to Franchisor's standards and specifications for signs which must be made due to local ordinances, codes or regulations shall be submitted to Franchisor for prior written approval. Franchisee acknowledges the Marks, or any other name, symbol or identifying marks on any signs shall only be used in accordance with Franchisor's standards and specifications and only with the prior written approval of Franchisor.

     6.7.     EQUIPMENT.  Franchisee shall purchase or otherwise
              ---------
obtain for use in connection with the Restaurant such equipment, including delivery vehicles (if utilized) and computer hardware and software, of a type and in an amount which complies with the standards and specifica-tions of Franchisor, and only from suppliers or other sources approved by Franchisor. Franchisee acknowledges that the type, quality, configuration, capability and performance of the Restaurant equipment are all standards and specifications which are a part of the Licensed Methods. Franchisee shall purchase or lease for use in the operation of the Restaurant an electronic cash register or computer system ("SYSTEM") approved by Franchisor that accurately records every sale or other transaction. Franchisee shall purchase, or Franchisor may, in its sole discretion, license to Franchisee for such license fee as it may determine, software which shall be used by Franchisee in conjunction with the System. Franchisee shall submit any required reports hereunder in a format designated from time to time by Franchisor. Franchisee hereby grants Franchisor the right to access the System and authorizes Franchisor to obtain sales, sales mix and revenue information directly by modem or otherwise. Franchisee acknowledges that Franchisor will use information from required reports primarily to make business and marketing decisions. Franchisee shall be obligated to upgrade or update the System and the software, at Franchisee's sole cost, to meet Franchisor's then-current standards and specifications.

     6.8.          PERMITS  AND LICENSES.  Franchisee
                   ---------------------
agrees to obtain all permits and licenses required for the lawful construction and operation of its Restaurant together with all certifications from government authorities having jurisdiction over the site that all requirements for construction and operation have been met, including without limitation, zoning, access, sign, health, fire and safety requirements, building and other required construction permits, licenses to do business and fictitious name registrations, sales tax permits, health and sanitation permits and ratings and fire clearances. Franchisee agrees to obtain all customary contractors' sworn statements and partial and final lien waivers for construction, remodeling, decorating and installation of equipment at the Franchised
Location. Franchisee shall keep copies of all health department, fire department, building department and other similar reports of inspections on file and available for inspection by Franchisor. Franchisee shall immediately forward to Franchisor any such reports or inspections in which Franchisee has been found not in compliance with the underlying regulation.

     6.9.          COMMENCEMENT  OF OPERATIONS.
                   ---------------------------
Unless otherwise agreed in writing by Franchisor and Franchisee, Franchisee has 12 months from the date of this Agreement (which may extended 3 months as provided by Section 6.4) within which to complete the initial training program, described in Section 7.1, and commence operation of the Restaurant. Franchisee shall obtain the written consent of Franchisor prior to commencing operation of the Restaurant, which consent shall not be unreasonably withheld but cannot be granted until Franchisor has approved the Franchised Location, and Franchisee has: (1) successfully completed the initial training program;
(2) paid all fees and other amounts due to Franchisor; (3) furnished copies of all insurance policies required by this Agreement; (4) built out and equipped the Franchised Location in accordance with Franchisor's standards and specifications, and received a QUIZNO'S certificate of occupancy from Franchisor; (5) purchased an inventory of approved products and supplies; and
(6) otherwise completed all other aspects of development of the Restaurant as Franchisor shall have reasonably required.

     7.    TRAINING

     7.1.          INITIAL TRAINING PROGRAM.
                   ------------------------
Franchisee or, if Franchisee is not an individual, the person designated by Franchisee to assume primary responsibility for the management of the Restaurant ("DESIGNATED MANAGER"), is required to attend and successfully complete the initial training program which is offered by Franchisor at one of Franchisor's designated training facilities. Up to three individuals are eligible to participate in Franchisor's initial training program without charge of a tuition or fee. Franchisee shall be responsible for any and all traveling and living expenses incurred in connec-tion with attendance at the training program, as well as wages or salaries, if any, of the person(s) receiving such training. At least one individual must successfully complete the initial training program prior to Franchisee's commencement of operation of its Restaurant. Franchisor reserves the right to waive all or a portion of the training program or alter the training schedule, if in Franchisor's sole discretion, Franchisee or its Designated Manager has sufficient prior experience in operating Restaurants.

     7.2.       ADDITIONAL TRAINING PROGRAMS.
                ----------------------------
Franchisor reserves the right to conduct, at its sole discretion, one training program or seminar annually at a location to be determined by Franchisor to discuss relevant business trends and share new information relating to the Restaurant business. Attendance at the seminar is optional unless Franchisor gives Franchisee at least 60 days prior written notice that the seminar shall be mandatory, in which case Franchisee or its Designated Manager shall be required to attend. Franchisor shall not require that Franchisee attend any on-going training program or seminar more than once a year. Mandatory training programs and seminars shall not last more than three days. All such mandatory training will be offered without charge of a tuition or fee;
provided, however, Franchisee will be responsible for any and all transportation and living expenses, which are incurred in connection with attendance at such additional training programs or seminars.

     8.    OPERATIONS  MANUAL

     8.1.      OPERATIONS MANUAL.  Franchisor agrees
               ------------------
to loan to Franchisee one or more manuals, technical bulletins or other written or videotaped materials (collectively referred to as "OPERATIONS MANUAL") covering the proper operating and marketing techniques of the Restaurant and for any Special Product(s) applicable to the Restaurant. Franchisee agrees that it shall comply with the Operations Manual as an essential part of its obligations under this Agreement. Franchisee shall at all times be responsible for assuring that its employees and all other persons under its control comply with the Operations Manual in all respects. Franchisee shall not duplicate the Operations Manual nor disclose its contents to persons other than its employees or officers who need the information to perform their jobs.

     8.2.          CHANGES  TO OPERATIONS MANUAL.
                   -----------------------------
MANUAL. Franchisor reserves the right to revise the Operations Manual from time to time as it deems necessary to update operating and marketing techniques or standards and specifications in any manner, including updates contained in monthly newsletters. Franchisee, within 30 days of receiving any updated information, shall in turn update its copy of the Operations Manual as instructed by Franchisor and shall conform its operations with the updated provisions. Franchisee acknowledges that a master copy of the Operations Manual maintained by Franchisor at its principal office shall be controlling in the event of a dispute relative to the content of any Operations Manual.

     9.    DEVELOPMENT  ASSISTANCE

     9.1.          FRANCHISOR'S  DEVELOPMENT  ASSISTANCE.
                   -------------------------------------
DEVELOPMENT ASSISTANCE. To assist Franchisee in the initial establishment of the Restaurant, Franchisor shall provide the following:

     (A) Assistance related to the acceptance of a site for the Restaurant, although Franchisee acknowl-edges that Franchisor shall have no obligation to select or acquire a site on behalf of Franchisee. Franchisor's assistance will consist of, at a minimum, the provision of general criteria for a satisfactory site and a determination of whether a proposed site fulfills the requisite criteria prior to formal acceptance of a site selected by Franchisee. Site selection, acquisition and development shall be the sole obligation of Franchisee, except as may be set forth in this Agreement or any other written agree-ment executed by Franchisor. Franchisee acknowledg-es that Franchisor is under no obligation to provide additional site selection services other than as may be set forth in a written, executed agreement and that Franchisor's acceptance of the site does not imply or guarantee the success or profitability of the site in any manner whatsoever.

     (B) Standards and specifications for the build out, interior design, layout, floor plan, signs, designs, color and decor of the Restaurant.

     (C) Advice regarding the standards and specifications for the equipment, supplies and materials used in, and the menu items offered for sale by, the Restaurant and advice regarding the selection of suppliers for and the purchasing of such items.

     (D) Guidance in implementing advertising and marketing programs, operating and sales procedures and bookkeeping and accounting programs.

     (E)          The  initial  training  in  accordance  with  Section  7.1.

     (F) Opening assistance consisting of one or more representatives of Franchisor on site at the Franchised Location for not less than five days to assist Franchisee in opening the Restaurant; provided, however, that Franchisee shall hire and be exclusively responsible for the training, compensation and control of its employees.

     (G)        One copy of the Operations Manual, as defined and described in
Section 8 , which shall be loaned to Franchisee during the term of this Agreement.

     9.2.        RESPONSIBILITIES OF AREA DIRECTOR.
                 ---------------------------------
Franchisor reserves the right to retain the services of an area director ("AREA DIRECTOR") in the geographic area in which Franchisee's Restaurant will be located. In such event, the Area Director, on behalf of Franchisor, will perform certain sales, site assistance and supervisory services, as may be directed by Franchisor. Franchisee agrees in advance to any such delegation and assignment by Franchisor of any portion or all of Franchisor's obligations and rights under this Agreement.

     10.    OPERATING  ASSISTANCE

     10.1.          FRANCHISOR'S  ASSISTANCE.
                    ------------------------
Franchisor agrees that, during Franchisee's operation of the Restaurant, Franchisor, or its designated representatives, shall make available to Franchisee the following assistance:

     (A) Upon the reasonable request of Franchisee, consultation by telephone regarding the continued operation and management of a Restaurant and advice regarding Restaurant services, product quality control, menu items and customer relations issues.

     (B) Access to advertising and promotional materials as may be developed by Franchisor through the Marketing and Promotion Fund (as defined below).

     (C) On-going updates of information and programs regarding menu items and their preparation, the Restaurant business and related Licensed Methods, including information about special or new services or products that may be developed and made available to franchisees of Franchisor.

     (D) The initial training program to replacement or additional Designated Managers during the term of this Agreement. Although Franchisor does not currently charge a tuition or fee, Franchisor reserves the right to charge a tuition or fee in an amount payable in advance, commensurate with the then-current published prices of Franchisor for such training. Franchisee shall be responsible for all travel and living expenses incurred by its personnel during the training program.

     11.    FRANCHISEE'S  OPERATIONAL  COVENANTS

     11.1.       BUSINESS OPERATIONS.  Franchisee
                 -------------------
acknowledges that it is solely respon-sible for the successful operation of its Restaurant and that the continued successful operation thereof is partially dependent upon Franchisee's compliance with this Agreement and the Operations Manual. In addition to all other obligations contained herein and in the Operations Manual, Franchisee covenants that:

     (A) Franchisee shall maintain a clean, safe, and high quality Restaurant operation and shall promote and operate the business in accordance with the Operations Manual and in such a manner as not to detract from or adversely reflect upon the name and reputation of Franchisor and the goodwill associated with the QUIZNO'S name and Marks-.

     (B) Franchisee will conduct itself and operate its Restaurant in compliance with all applicable laws, regulations and other ordinances and in such a manner so as to promote a good public image in the business community. In connection therewith, Franchisee will be solely and fully responsible for obtaining any and all licenses to operate the Restaurant. Franchisee shall keep copies of all health department, fire department, building department and other similar reports of inspections on file and available for inspection by Franchisor. Franchisee shall immediately forward to Franchisor any such reports or inspections in which Franchisee has been found not in compliance with the underlying regulation.

     (C) Franchisee acknowledges that proper management of the Restaurant is important and shall ensure that Franchisee or a Designated Manager who has completed the initial training program will be responsible for management of the Restaurant after commencement of operations and will be present at the Franchised Location during operation of the Restaurant.

     (D) Franchisee acknowledges that the franchise granted hereunder requires and authorizes Franchisee to offer only authorized products and services as are more fully described in the Operations Manual, which may include, without limitation, submarine and other sandwiches, salads and other authorized food and beverage products and related restaurant and carry out or delivery services. Franchisee shall maintain at all times a sufficient supply of all menu items and related food and paper products to ensure, insofar as possible, that such items are at all times available to its customers. Franchisee shall offer all types of services and products as from time to time may be prescribed by Franchisor and shall not offer any other types of services or products, or operate or engage in any other type of business or profession, from or through the Restaurant, unless Franchisor's written consent is first obtained.

     (E) Franchisee shall promptly pay when due all taxes and other obligations owed to third parties, including without limitation, all federal, state and local taxes, and any and all accounts payable or other indebtedness of every kind, incurred by Franchisee in the conduct of the Restaurant.

     (F) Franchisee shall comply with all agreements with third parties related to the Restaurant including, in particular, all provisions of any premises lease or Sublease.

     (G) Franchisee agrees to renovate, refurbish, remodel or replace, at its own expense, the real and personal property and equipment used in the operation of the Restaurant, when reasonably required by Franchisor in order to comply with the image, standards of operation and performance capability established by Franchisor from time to time. If Franchisor changes its image or standards of operation, it shall give Franchisee a reasonable period of time within which to comply with such changes.

     (H) Franchisee shall at all times during the term of this Agreement own and control the Restaurant authorized hereunder. Upon request of Franchisor, Franchisee shall promptly provide satisfactory proof of such ownership to Franchisor. Franchisee represents that the Statement of Ownership, attached hereto as Exhibit B-5, is true, complete, accurate and not misleading. Franchisee shall promptly provide Franchisor with a written notification if the information contained in the Statement of Ownership changes at any time during the term of this Agreement and shall comply with the applicable transfer provisions contained in Section 16. Franchisee acknowledges that, if Franchisee is other than an individual(s), -Franchisor may require that the individual members of Franchisee guarantee the performance of Franchisee hereunder and sign the Guaranty and Assumption of Franchisee's Obligations which is attached to this Agreement as Exhibit B-6.

     (I) Franchisee shall at all times during the term of this Agreement keep its Restaurant open during the business hours as may be designated by Franchisor from time to time in the Operations Manual. Any deviations from the required hours must be approved in writing by Franchisor.

     (J) Franchisee shall procure, maintain and provide evidence of insurance for the Restaurant and its operations, of the types, in the amounts, and with such terms and conditions as Franchisor may from time to time reasonably prescribe, in the Operations Manual or otherwise. All of the required policies of insurance shall name Franchisor as an additional named insured and shall provide for a 30-day advance written notice to Franchisor of cancellation. If Franchisee participates in the Lease Assistance Program, it shall use an insurance carrier approved by Franchisor.

     (K) Franchisee will provide proof of insurance to Franchisor prior to commencement of operations at its Restaurant. This proof will show that the insurer has been authorized to inform Franchisor in the event any policies lapse or are cancelled. Franchisor has the right to change the minimum amount of insurance Franchisee is required to maintain by giving Franchisee prior reasonable notice, giving due consideration to what is reasonable and customary in the similar business. Noncompli-ance with the insurance provi-sions set forth herein shall be deemed a material breach of this Agreement; in the event of any lapse in insurance coverage, in addition to all other remedies, Franchisor shall have the right to demand that Franchisee cease operations of the Restaurant until coverage is reinstated or, alterna-tively, pay any delinquencies in premium payments and charge the same to Franchisee.

     12.    ADVERTISING

     12.1.          APPROVAL  OF ADVERTISING.
                    ------------------------
Franchisee shall obtain Franchisor's prior written ap-proval of all written advertising or other marketing or promotional programs not previously approved by Franchisor regarding the Restaurant, including, without limitation, "Yellow Pages" advertising, newspaper ads, flyers, brochures, coupons, direct mail pieces, specialty and novelty items, radio and television advertising, and Internet "web" pages. Any proposed written advertising or a description of a marketing or promotional program not previously approved by Franchisor shall be submitted to Franchisor at least ten days prior to publication, broad-cast
or  use.    Franchisee  ack-nowledges  that  advertising  and  promoting  the
Restaurant in accordance with Franchisor's standards and specifications is an essential aspect of the Licensed Methods, and Franchisee agrees to comply with all advertising standards and specifica-tions.

     12.2.        GRAND OPENING.  Franchisee agrees to
                  -------------
conduct a grand opening advertising and promotional program for the Restaurant not earlier than 30 days before opening and within 75 days after the Restaurant opens (or as may be otherwise specified by Franchisor) and agrees to spend a minimum of $5,000 for the grand opening program. Franchisee agrees to provide Franchisor with a summary of grand opening program expenditures within 120 days after the Restaurant opens. Franchisee's grand opening program will utilize the marketing and public relations programs and media and advertising materials that Franchisor has either developed or approved.

     12.3.        MARKETING AND PROMOTION FEE
                  ---------------------------
Franchisee agrees to pay to Franchisor, in addition to Royalties, a Marketing and Promotion fee ("MARKETING AND PROMOTION FEE") of 1% of the total amount of Franchisee's Gross Sales. The Marketing and Promotion Fee shall be in addition to and not in lieu of Franchisee's Local Advertising Fee. The following terms and conditions will apply to the Marketing and Promotion Fee payment:

     (A) The Marketing and Promotion Fee shall be payable weekly, concurrently with the payment of the Royalties, based on Gross Sales (as defined in Section 5.2) for the immediately preceding reporting period. Franchisee shall execute an Authorization Agreement for preauthorized payment of Marketing and Promotion Fees by electronic transfer of funds from Franchisee's bank account to the bank account designated by Franchisor. Any Marketing and Promotion Fee collected by Franchisor will be deposited by Franchisor in one or more separate accounts (referred collectively as the "FUND"), all designated as "QUIZNO'S MARKETING AND PROMOTION FUND." The Marketing and Promotion Fees will be subject to the same late charges as the Royalties. Upon written request by Franchisee, Franchisor will make available to Franchisee, no later than 120 days after the end of each calendar year, an annual financial statement for the Fund which indicates how deposits to the Fund have been spent.

     (B) The Fund will be adminis-tered by Franchisor, in its sole discretion, and may be used for production and placement of media advertising, direct response literature, direct mailings, brochures, collateral material advertising, surveys of advertising effectiveness, or other advertising or public relations expenditures relating to advertising Franchisee's services and products and providing professional services, materials and personnel to
support  the  marketing  function.    Franchisor  may  reimburse  itself  for
administrative costs, independent audits, reasonable accounting, bookkeeping, reporting and legal expenses, taxes and other reasonable direct and indirect expenses as may be incurred by Franchisor or its authorized representa-tives in connection with the programs funded by the Fund. Franchisor will not be liable for any act or omission with respect to such Fund that is consistent with this Agreement and is done in good faith. Franchisor may spend in any fiscal year an amount greater or less than the aggregate contribution of all Restaurants to the Fund in that year, and the Fund may borrow from Franchisor or others to cover deficits or to invest in any surplus for future use. All interest earned on monies contributed to the Fund will be used to pay advertising costs before other assets of the Fund are expended. Franchisor may cause the Fund to be incorporated or operated through a separate entity, at such time as Franchisor deems appropriate, and such successor entity, if established, will have all rights and duties of Franchisor with respect to the Fund as specified in this Section. Franchisor undertakes no obligation to ensure that the Fund benefits each Restaurant in proportion to its respective contributions. The Fund's primary purpose is to support sales by the entire QUIZNO'S System and to build brand identity.

     12.4.          LOCAL ADVERTISING.  Franchisee
                    -----------------
agrees to spend not less than 3% of the total amount of its Gross Sales each calendar quarter for local advertising ("LOCAL ADVERTISING FEE"). Franchisor may request that Franchisee prepare and submit a quarterly report to Franchisor which accounts for the use of the Local Advertising Fee no later than 10 days following the end of each calendar quarter during the term of this Agreement. Franchisor may collect and designate all or a portion of the Local Advertising Fee to the Marketing and Promotion Fund.

     12.5.         REGIONAL ADVERTISING PROGRAMS.
                   -----------------------------
Although not obligated to do so, Franchisor may create a regional advertising  program  ("REGIONAL  ADVERTISING")  for  the  benefit  of  the
Restaurants  located  within a particular region.  Franchisor has the right to
(i) allocate any portion of the Marketing and Promotion Fund to the Regional Advertising program; and (ii) collect and designate all or a portion of the Local Advertising Fee to a Regional Advertising program. If a Regional Advertising program is established, Franchisor may increase the Local Advertising Fee by 1%; provided that in no event shall Franchisee be required to spend more than a total of 5% of its Gross Sales, in the aggregate, for Local Advertising Fee, Regional Advertising and Marketing and Promotion Fee contributions, inclusive of Yellow Pages advertising. Franchisor has the right, in its sole discretion, to determine the composition of all geographic territories and market areas for the implementation of Regional Advertising and promotion campaigns and to require that Franchisee participate in such Regional Advertising programs as and when they may be established by Franchisor. If a Regional Advertising program is implemented on behalf of a particular region. Franchisor reserves the right to establish an advertising cooperative for a particular region to enable the cooperative to self-administer the Regional Advertising program, and Franchisee agrees to participate in such cooperative.

     13.    QUALITY  CONTROL

     13.1.      STANDARDS AND SPECIFICATIONS
                ----------------------------
Franchisor will make available to Franchisee standards and specifications for services and products offered at or through the Restaurant and the uniforms, recipes, materials, forms, menus, items and supplies used in connection with the franchised business. Franchisor reserves the right to change standards and specifica-tions for services and products offered at or through the Restaurant or for the uniforms, recipes, materials, forms, items and supplies used in connection with the franchised business upon 30 days prior written notice to Franchisee.

     13.2.       INSPECTIONS.  Franchisor shall have the right
                 -----------
to interview customers or examine the Franchised Location and to examine and copy its books, records, and documents, including without limitation the inventory, products, equipment, materials or supplies, to ensure compliance with all standards and specifications set by Franchisor. Franchisor shall conduct such inspections during regular business hours without prior notice to Franchisee.

     13.3.          RESTRICTIONS  ON SERVICES AND PRODUCTS
                    --------------------------------------
Franchisee is prohibited from offering or selling any
services  or  products  from  or  through  the  Restaurant  that have not been previously authorized by Franchisor. However, if Franchisee proposes to offer, conduct or utilize any services, products, materials, forms, items or supplies for use in connection with or sale through the Restaurant that are not approved by Franchisor, Franchisee shall first notify Franchisor in writing requesting approval. Franchisor may, at its sole discretion, elect to withhold such approval; however, in order to make such determination, Franchisor may require submission of specifica-tions, informa-tion, or samples of such services, products, materials, forms, items or supplies. Franchisor will advise Franchisee within a reasonable time whether such products, supplies or services meet its specifications.

     13.4.        APPROVED SUPPLIERS    Franchisee shall
                  ------------------
purchase all equipment, products, services, supplies and materials required for the operation of the Restaurant licensed herein, from manufacturers, suppliers or distributors designated by Franchisor or, if there is no designated supplier for a particular product, service, supply or material, from such other suppliers who meet all of Franchisor's specifications and standards as to quality, composi-tion, finish, appearance and service, and who shall adequately demonstrate their capacity and facilities to supply Franchisee's needs in the quantities, at the times, and with the reliabil-ity requisite to an efficient operation. Franchisor reserves the right to designate, from time to time, a single supplier for any services, products, equipment, supplies or materials and to require Franchisee to use such a designated supplier exclusively.

     13.5.          REQUEST  FOR  CHANGE OF SUPPLIER
                    --------------------------------
In the event Franchisee desires to purchase products, services, supplies or materials from manufacturers, suppliers or distributors other than those previously approved by Franchisor, Franchisee shall, prior to purchasing any such products, services, supplies or materials, give Franchisor a written request to change supplier. Franchisor shall notify Franchisee in writing of its approval or rejection of the proposed supplier within a reasonable time after Franchisor's completion of its investigation of the proposed supplier. Franchisor may from time to time inspect any manufacturer's, suppliers, or distributor's facilities and products to assure proper production, processing, storing and transportation of products, services, supplies or materials to be purchased from the manufacturer, supplier or distributor by Franchisee. Permission for such inspection shall be a condition of the continued approval of such manufacturer, supplier or distributor. Franchisor may at its sole discretion, for any reason whatsoever, elect to withhold approval of the manufacturer, supplier or distributor; however, in order to make such determination, Franchisor may require that samples from a proposed new supplier be delivered to Franchisor for testing prior to approval and use. A charge not to exceed the actual cost of the test may be made by Franchisor and shall be paid by Franchisee.

     14.   MARKS, TRADE NAMES AND PROPRIETARY INTERESTS

     14.1.          MARKS.  Franchisee hereby acknowledges that
                    -----
Franchisor has the sole right to license and control Franchisee's use of the QUIZNO'S service mark, design and other of the Marks, and that such Marks shall remain under the sole and exclusive ownership and control of Franchisor. Franchisee acknowledges that it has not acquired any right, title or interest in the Marks except for the right to use the Marks in the operation of its Restaurant as it is governed by this Agreement. Franchisee shall display the Marks prominently at the Restaurant and on packaging and serving materials and in connection with forms, advertising and marketing, all in a manner as Franchisor shall reasonably prescribe. Franchisee further agrees that no Marks other than "QUIZNO'S," "QUIZNO'S CLASSIC SUBS" or such other trademarks as may be specified by Franchisor shall be used in the marketing, promotion, identification or operation of the Restaurant, except with Franchisor's prior written consent.

     14.2.          LICENSED  METHODS.  Franchisee hereby
                    -----------------
acknowledges that Franchisor owns and controls the distinctive plan for the es-tablishment, operation and promotion of Restaurants and all related licensed methods of doing business, previously defined as the Licensed Methods, which include, but are not limited to, recipes, menu items and cooking methods, technical restaurant equipment standards, order and take-out fulfillment methods and customer relations, marketing techniques, written promotional materials and Operations Manual contents, advertising, and accounting systems, all of which constitute trade secrets of Franchisor, and Franchisee acknowledges that Franchisor has valuable rights in and to such trade secrets. Franchisee further ack-nowledges that it has not acquired any right, title or interest in the Licensed Methods, except for the right to use the Licensed Methods in the operation of the Restaurant, and that any and all innovations, additions or improvements made to the Licensed Methods, even if by Franchisee, shall be owned by and inure to the benefit of Franchisor.

     14.3.      TRADEMARK INFRINGEMENT.  Franchisee
                ----------------------
agrees to notify Franchisor in writing of any possible infringement or illegal use by others of a trademark the same as or confusingly similar to the Marks which may come to its attention. Franchisee acknowledges that Franchisor shall have the right, in its sole discretion, to determine whether any action will be taken in response to any possible infringement or illegal use and agrees to fully cooperate with Franchisor in any such litiga-tion.

     14.4.          FRANCHISEE'S BUSINESS NAME.
                    --------------------------
Franchisee acknowledg-es that Franchisor has a prior and superior claim to the QUIZNO'S trade name. Franchisee shall not use the word "QUIZNO'S" in the legal name of its corporation, partnership or any other business entity used in conducting the business provided for in this Agree-ment. Franchisee also agrees not to register or attempt to register a trade name using the word "QUIZNO'S" or any portions thereof in Franchisee's name or that of any other person or business entity, without prior written consent of Franchisor.

     14.5.      CHANGE OF MARKS.  In the event Franchisor,
                ----------------
in its sole discretion, decides to modify or discontinue use of any proprietary Marks, or to develop additional or substitute marks, Franchisee shall, within a reasonable time after receipt of written notice thereof, -take such action, at Franchisee's sole expense, as may be necessary to comply with such modification, discontinuation, addition or substitution.

     15.    REPORTS,  RECORDS  AND  FINANCIAL  STATEMENTS

     15.1.        FRANCHISEE REPORTS.  Franchisee shall
                  ------------------
use the bookkeeping services described in and shall execute Exhibit B-7 for the first 12 months Franchisee's first Restaurant is operating. After that,
Franchisee  may  discontinue  the  bookkeeping  service  90  days  following completion of the following : Franchisee retains a full time professional accountant (approved in writing by Franchisor) to provide bookkeeping services (at Franchisee's expenses) and that accountant agrees in writing (on a form acceptable to Franchisor) to provide timely financial statements required by this Section 15. If Franchisee fails to provide such financial statements more than 2 times in any 12-month period, in addition to any other remedies, Franchisor may require Franchisee to use Franchisor's bookkeeping services at the then-current fee. Franchisee shall also provide to Franchisor financial and accounting reports in a manner and form as Franchisor may reasonably require, including:

     (A) Weekly summary reports, submitted by no later than the Due Date each week (defined in Section 5.3) and containing information relative to the previous weekly reporting period operations;

     (B) Any other data, information and supporting records reasonably requested by Franchisor from time to time (including without limitation daily and weekly reports of product sales by category);

     (C) Within 15 days after the end of each month, an income statement of Franchisee's Restaurant for such month and for the fiscal year to date, prepared in accordance with generally accepted accounting principles ("GAAP") consistently applied, in Franchisor's recommended format; and

     (D) Within 90 days after the end of Franchisee's fiscal year, which shall be the calendar year, an income statement and balance sheet of Franchisee's Restaurant for such fiscal year (reflecting all year-end adjustments), and a statement of changes in cashflow of the Restaurant, prepared in accordance with GAAP, consistently applied, and in Franchisor's recommended format. Franchisor reserves the right to require that Franchisee have reviewed financial statements prepared on an annual basis.

     15.2.     FINANCIAL RECORDS USE AND ACCESS.
               --------------------------------
Franchisor reserves the right to disclose data derived from all financial and accounting reports received from Franchisee, without identifying Franchisee by name or by Restaurant. Franchisee reserves the right to require that Franchisee install and maintain, as a part of the System, (defined in Section 6.6), a telephone modem and dedicated line at the Restaurant which Franchisor may access to obtain sales information and data of the System and Franchisee agrees to cooperate with Franchisor's procedures regarding such System. With respect to the operation and financial condition of the Restaurant, Franchisee agrees to furnish Franchisor the financial and accounting reports required hereunder in a form reasonably prescribed by Franchisor which may include, without limitation, computer diskette, electronic mail and facsimile transmission.

     15.3.          BOOKS AND RECORDS.  Franchisee shall
                    -----------------
maintain all books and records for its Restaurant in accordance with generally accepted accounting principles, consistently applied, and preserve such records, including cash register tapes, shift reports, weekly operating summaries and sales tax returns, for at least three years after the fiscal year to which they relate.

     15.4.          AUDIT OF BOOKS AND RECORDS.
                    --------------------------
Franchisee shall permit Franchisor or its representatives to inspect and audit the books and records of the Restaurant at any reasonable time, at Franchisor's expense. If any audit discloses a deficiency in amounts owed to Franchisor, then such amounts shall become immediately payable to Franchisor by Franchisee, with interest from the date such payments were due at the lesser of 2% per month or the maximum rate allowed by law. In addition, if such audit discloses that the Gross Sales of the Restaurant have been understated by 2% or more during the audit period, Franchisee shall pay all reasonable costs and expenses Franchisor incurred in connection with such audit.

          16.    TRANSFER

     16.1.          TRANSFER  BY  FRANCHISEE.  The
                    ------------------------
franchise  granted  herein  is  personal  to  Franchisee and, except as stated
below, Franchisor shall not allow or permit any transfer, assignment, subfranchise or conveyance of this Agreement or any interest hereunder. As used in this Agreement, the term "TRANSFER" includes Franchisee's voluntary, involuntary, direct or indirect assignment, sale, gift or other disposition of any interest in: (1) this Agreement; (2) the Franchisee entity; (3) the Restaurant governed by this Agreement; or (4) all or a substantial portion of the assets of the Restaurant.

     16.2.       PRE-CONDITIONS TO FRANCHISEE'S TRANSFER
                 ---------------------------------------
Franchisee  shall  not  engage in a transfer unless
Franchisee obtains Franchisor's written consent, and Franchisee and the proposed transferee comply with the following requirements: (a) All amounts due and owing pursuant to this Agreement by Franchisee to Franchisor or its affiliates or to third parties whose debts or obligations Franchisor has guaranteed on behalf of Franchisee, if any, are paid in full; (b) the proposed transferee agrees to operate the Restaurant as a QUIZNO'S Restaurant and agrees to sign the then-current form of franchise agreement and satisfac-torily complete the initial training program, which training may be completed by the transferee either prior to or immediately after the transfer is effective; (c) Franchisee provides written notice to Franchisor at least 30 days prior to the proposed effective date of the transfer, and includes information reasonably detailed to enable Franchisor to evaluate the terms and conditions of the proposed transfer, and which at a minimum includes a written offer from the proposed transferee; (d) the proposed transferee provides informa-tion to Franchisor sufficient for Franchisor to assess the proposed transferee's business experience, aptitude and financial qualification, and Franchisor approves -the proposed transferee as a franchisee; (e) Franchisee executes a general release, in a form satisfactory to Franchisor, of any and all claims against Franchisor, its affiliates and their respective officers, directors, employees and agents; (f) Franchisee or the proposed transferee pays a transfer fee in an amount equal to 25% of the then-current Initial Franchise Fee for the type of Restaurant being transferred, which fee is required to cover Franchisor's reasonable expenses related to the transfer, including training; provided, however, that no transfer fee will be charged for a transfer by Franchisee to a corporation wholly-owned by Franchisee, between partners of a partnership Franchisee or to a spouse of a Franchisee upon the death or disability of Franchisee; and (g) Franchisee agrees to abide by all post-termination covenants set forth herein, including without limitation  the  covenant  not  to  compete  set  forth  in  Section  20.3.

     16.3.      FRANCHISOR'S APPROVAL OF TRANSFER
                ---------------------------------
 Franchisor has 30 days from the date of the written notice to approve or disapprove, in writing, Franchisee's proposed transfer. Franchisee acknowledges that the proposed transferee shall be evaluated for approval by Franchisor based on the same criteria as is currently being used to assess new franchisees of Franchisor and that the proposed transferee shall be provided with such disclosures as may be required by state or federal law.

16.4.         RIGHT OF FIRST REFUSAL.  In the event
              ----------------------
Franchisee wishes to engage in a transfer, Franchisee agrees to grant to Franchisor a 30-day right of first refusal to purchase such rights, interest or assets on the same terms and conditions as are contained in the written notice set forth in Section 16.2(c); provided, however, the following additional terms and conditions shall apply: (a) the right of first refusal will be effective for each proposed transfer and any material change in the terms or conditions of the proposed transfer shall be deemed a separate offer on which Franchisor shall have a new 30-day right of first refusal; (b) the 30-day right of first refusal period will run concurrently with the period in which the Franchisor has to approve or disapprove the proposed transferee; (c)
     if the consideration or manner of payment offered by a proposed transferee is such that Franchisor may not reasonably be required to furnish the same, then Franchisor may purchase the interest which is proposed to be sold for the reasonable cash equivalent. If the parties cannot agree within a reasonable time on the cash consideration, an independent appraiser shall be designated by Franchisor, whose determi-nation will be binding upon the parties; all expenses of the appraiser shall be paid for equally by Franchisor and Franchisee; and (d) if Franchisor chooses not to exercise its right of first refusal, Franchisee shall be free to complete the transfer subject to compliance with Sections 16.2 and 16.3.

     16.5.          TYPES  OF  TRANSFERS.  Franchisee
                    --------------------
acknowledges that Franchisor's right to approve or disapprove a proposed transfer as provided for above shall apply (1) if Franchisee is a partnership, corporation or other business association, (i) to the addition or deletion of a partner, shareholder or members of the association or the transfer of any ownership interest among existing partners, shareholders or members; (ii) to any proposed transfer of 25% or more of the interest (whether stock, partnership interest, or membership interest) to a third party, whether such transfer occurs in a single transaction or several transactions; and (2) if Franchisee is an individual, to the transfer from such individual or individuals to a corporation or entity controlled by them, in which case Franchisor's approval will be conditioned upon: (i) the continuing personal guarantee of the individual (or individuals) for the performance of obligations under this Agreement; and (ii) a limitation on the corporation's or other entity's business activity to that of operating the Restaurant and related activities; provided that with respect to such transfer, Franchisor's right of first refusal to purchase shall not apply and Franchisor shall not charge a transfer fee

     16.6.          TRANSFER  BY  FRANCHISOR.  This
                    ------------------------
Agreement is fully assignable by Franchisor and shall inure to the benefit of any assignee or other legal successor in interest.

     16.7.          FRANCHISEE'S DEATH OR DISABILITY
                    --------------------------------
Upon the death or permanent disability of Franchisee (or an individual owning 25% or more of, or controlling, a Franchisee entity), the personal representa-tive of such person shall transfer Franchisee's interest in this Agreement or such interest in the Franchisee entity to an approved third party. Such disposition of this Agreement or such interest (including, without limitation, transfer by bequest or inheritance) shall be completed within a reasonable time, not to exceed 120 days from the date of death or permanent disability (unless extended by probate proceedings), and shall be subject to all terms and conditions applicable to transfers contained in this
Section 16; provided, however, that for purposes of this Section, there shall be no transfer fee charged by Franchisor. Failure to transfer the interest within said period of time shall constitute a breach of this Agreement. For the purposes hereof, the term "PERMANENT DISABILITY" shall mean a mental or physical disability, impairment or condition that is reasonably expected to prevent or actually does prevent Franchisee (or the owner of 25% or more of, or controlling, a Franchisee entity) from supervising the management and operation of the Restaurant for a period of 120 days from the onset of such disability, impairment or condition.

     17.    TERM  AND  RENEWAL

     17.1.         TERM.  The primary term of this Agreement is for a
                   ----
period of 15 years from the Effective Date, unless sooner terminated as provided herein.

     17.2.          RENEWAL   At the end of the primary term,
                    -------
Franchisee shall have the option to renew its franchise rights for an additional 15-year term, so long as Franchisee:

     (A) Has -complied with all provisions of this Agreement during the primary term, including the payment on a timely basis of all Royalties and other fees. "COMPLI-ANCE" shall mean, at a minimum, that Franchisee has not received any written notification from Franchisor of breach hereunder more than four times during the primary term;

     (B) Is not in default or under notification of breach of this Agreement at the time it gives notice under Section 17.3;

     (C) Agrees to upgrade and remodel the Restaurant at Franchisee's sole expense (the necessity of which shall be at the sole discretion of Franchisor) to conform with the then-current Operations Manual;

          (D) Executes a general release, in a form satisfactory to Franchisor, of any and all claims against Franchisor and its affiliates, and their respective officers, directors, employees and agents arising out of or relating to this Agreement; and

     (E) Executes the then-current form of Franchise Agreement, which agreement may contain terms materially different than those in this Agreement including terms changing the Royalty and other fee amounts; provided that Franchisee shall not be required to pay a new Initial Franchise Fee. For purposes of this Section, the renewed franchised rights shall constitute successor franchise rights.

     17.3.        EXERCISE OF RENEWAL.  Franchisee may
                  -------------------
exercise its option to renew by giving written notice of such exercise to Franchisor not more than one year nor less than 180 days prior to the expiration of the primary term. Franchisee must also pay a $1,000 renewal fee to Franchisor concurrently with the execution of the then-current Franchise Agreement, to cover Franchisor's expenses related to reviewing Franchisee's operations and approving the renewal. If Franchisee fails to comply with any of the conditions listed above (other than execution of the new Franchise Agreement or payment of the renewal fee), Franchisor shall give notice to that effect to Franchisee no later than 90 days before expiration of the primary term.

     18.    DEFAULT  AND  TERMINATION

     18.1.          TERMINATION  BY  FRANCHISEE.
                    ---------------------------
Franchisee shall have the right to terminate this Agreement, if Franchisor materially fails to comply with this Agreement and fails to cure its default within 30 days after written notice of the default from Franchisee. Notwithstanding the foregoing, if the breach is curable, but is of a nature which cannot be reasonably cured within such 30-day period and Franchisor has commenced and is continuing to make good faith efforts to cure the breach during such 30-day period, Franchisor shall be given an additional reasonable period of time to cure the same, and this Agreement shall not terminate.

     18.2.          TERMINATION  BY  FRANCHISOR  -  EFFECTIVE  UPON  NOTICE
                    -------------------------------------------------------
 Franchisor shall have the
right, at its option, to terminate this Agreement and all rights granted Franchisee hereunder, without affording Franchisee any opportunity to cure any default (subject to any state laws to the contrary, where state law shall prevail), effective upon receipt of notice by Franchisee, upon the occurrence of any of the following events:

     (A)          UNAUTHORIZED  DISCLOSURE.  If Franchisee or any person under
                  ------------------------
Franchisee's control intention-ally or negligently discloses to any unauthorized person, or copies or reproduces, the contents of or any part of the Operations Manual or any other trade secrets or confidential information of Franchisor;

     (B)          FRAUD OR CONDUCT EFFECTING THE MARKS.  If Franchisee commits
                  ------------------------------------
fraud in connection with the purchase or operation of the Restaurant or otherwise engages in conduct that, in the sole judgment of Franchisor, materially impairs the goodwill associated with the Marks.

     (C)      ABANDONMENT.  If Franchisee ceases to operate the Restaurant or
              -----------
otherwise abandons the Restaurant for a period of 5 consecutive days, or any shorter period that indicates an intent by Franchisee to discontinue operation of the Restaurant, unless and only to the extent that full operation of the Restaurant is suspended or terminated due to fire, flood, earthquake or other similar causes beyond Franchisee's control and not related to the availability of funds to Franchisee;

     (D)       INSOLVENCY; ASSIGNMENTS.  If Franchisee becomes insolvent or is
               -----------------------
adjudicated a bankrupt; or any action is taken by Franchisee, or by others against Franchisee under any insolvency, bankruptcy or reorganization act, (this provision may not be enforceable under federal bankruptcy law, 11 U.S.C. 101 et seq.), or if Franchisee makes an assignment for the benefit of creditors, or a receiver is appointed by Franchisee;

     (E)          UNSATISFIED  JUDGMENTS;  LEVY; FORECLOSURE.  If any material
                  ------------------------------------------
judgment (or several judgments which in the aggregate are material) is obtained against Franchisee and remains unsatisfied or of record for 30 days or longer (unless a supersedeas or other appeal bond has been filed); or if execution is levied against Franchisee's business or any of the property used in the operation of the Restaurant and is not discharged within 5 days; or if the real or personal property of Franchisee's business shall be sold after levy thereupon by any sheriff, marshall or constable;

     (F)      CRIMINAL CONVICTION.  If Franchisee (or any of its shareholders,
              -------------------
partners, or members) is convicted of a felony, a crime involving moral turpitude, or any crime or offense reasonably likely, in the sole opinion of Franchisor, to materially and unfavorably affect the Licensed Methods, Marks, and the associated goodwill and reputation thereof;

     (G)     FAILURE TO MAKE PAYMENTS.  If Franchisee fails to pay any amounts
             ------------------------
due Franchisor or affiliates within 10 days after receiving notice that such fees or amounts are overdue;

     (H)       FINANCIAL REPORTING.  If Franchisee intentionally under reports
               -------------------
Gross Sales in any amount, or negligently under reports Gross Sales by 5% or more during any reporting period;

     (I)         FAILURE TO COMPLETE TRAINING OR OPEN.  If Franchisee fails to
                 ------------------------------------
complete the initial training program to Franchisor's satisfaction or to commence operations of the Restaurant within the time specified herein;

     (J)          MISUSE  OF  MARKS.  If Franchisee misuses or fails to follow
                  -----------------
Franchisor's directions and guidelines concerning use of the Marks and fails to correct the misuse or failure within 10 days after notification from Franchisor;

     (K)     REPEATED NONCOMPLIANCE.  If Franchisee has received three notices
             ----------------------
of default from Franchisor within a 12-month period, regardless of whether the defaults were cured by Franchisee;

     (L)       RIGHT TO POSSESSION OF PROPERTY.  If Franchisee loses the right
               -------------------------------
to occupy the Restaurant's premises because of a default under the Franchisee's lease or Sublease, or defaults under any other agreement related to use or operation of the Restaurant; or

     (M)          UNAUTHORIZED  TRANSFER.    If Franchisee sells, transfers or
                  ----------------------
otherwise assigns the franchise, an interest in the franchise or Franchisee entity, this Agreement, the Restaurant or a substantial portion of the assets of the Restaurant owned by Franchisee without complying with the provisions of
Section  16.

     18.3.      TERMINATION BY FRANCHISOR - THIRTY DAYS NOTICE
                ----------------------------------------------
 Franchisor shall have the right to
terminate this Agreement (subject to any state laws to the contrary, where state law shall prevail), effective upon 30 days written notice to Franchisee, if Franchisee breaches any other provision of this Agreement, including but not limited to, if Franchisee fails to substantially comply with the Operations Manual, and fails to cure the default during such 30 day period. In that event, this Agreement will terminate without further notice to Franchisee, effective upon expiration of the 30 day period. Notwithstanding the foregoing, if the breach is curable, but is of a nature which cannot be reasonably cured within such 30 day period and Franchisee has commenced and is continuing to make good faith efforts to cure the breach during such 30 day period, Franchisee shall be given an additional reasonable period of time to cure the same, and this Agreement shall not terminate.

     18.4.          LATE FEE. In addition to its other rights and
                    --------
remedies hereunder, Franchisor may charge Franchisee a late fee of $100 per violation by Franchisee of any term or condition of this Agreement, including without limitation failure to pay (or to have adequate amounts available for electronic transfer for) amounts owed Franchisor, or failure to timely provide required reports. This fee may be changed or eliminated by Franchisor, in its sole discretion, in the future.

     18.5.        FAILURE TO COMPLY WITH REPORTING REQUIREMENTS.
                  ---------------------------------------------
If Franchisee fails to prepare and submit
any statement or report as required under Section 15, then Franchisor shall have the right to treat Franchisee's failure as good cause for termina-tion of this Agreement. In addition to all other remedies available to Franchisor, in the event that Franchisee fails to prepare and submit any statement or report required under Section 15 for two consecutive reporting periods, Franchisor shall be entitled to make an audit, at the expense of Franchisee, of
Franchisee's books, records and accounts, including Franchisee's bank accounts, which in any way pertain to the Gross Sales of the Restaurant. The statements or reports not previously submitted shall be prepared by or under the direction and supervi-sion of an independent certified public accountant selected by Franchisor. In addition to its other rights and remedies, if Franchisee fails to comply with the reporting requirements under Section 15, Franchisor shall have the right to collect, in addition to the late fee, $500 per week for royalty payments and $100 per week for advertising payment (or a greater amount if Franchisor reasonably estimates that the Restaurant is generating higher Gross Sales), provided that any amounts will be reconciled and adjusted as needed when Franchisor receives actual Gross Sales amounts.

     18.6.       RIGHT TO REPURCHASE. Except in
                 -------------------
the case of a renewal under Section 17, upon termination or expiration of this Agreement for any reason, Franchisor shall have the option to purchase the Restaurant, or a portion of the assets of the Restaurant, which may include, at Franchisor's option, all of Franchisee's interest, leasehold or otherwise, in and to the real estate upon which the Restaurant is located, and all buildings and other improvements related thereto. The purchase price for the assets to be transferred will be 30% of the Gross Sales of the Restaurant during the 12 calendar months immediately proceeding the date of termination or expiration, and will be adjusted by setting off any amount then owing by Franchisee to Franchisor, including any amounts paid by Franchisor to cure Franchisee's defaults with third parties such as landlords (the decision to pay such cure amounts to be in the sole and absolute discretion of Franchisor). The following additional terms shall apply to Franchisor's exercise of this option:

     (A) Franchisor's option hereunder shall be exercisable by providing Franchisee with written notice of its inten-tion to exercise the option no later than the effective date of termination, in the case of termina-tion (unless Franchisee terminates without notice or Franchisor terminates for cause, in which case Franchisor shall have 30 days after receipt of actual notice of the termination or such additional time as is reasonably necessary given the circumstances), or at least 30 days prior to the expiration of the term of the franchise, in circumstances where no successor franchise is granted.

     (B) Franchisor and Franchisee agree that the terms and conditions of this right and option to purchase may be recorded, if deemed appropriate by Franchisor, in the real property records and Franchisor and Franchisee further agree to execute such additional documentation as may be necessary and appropriate to effectuate such recording; and

     (C) The closing for the purchase of the Restaurant will take place no later than 60 days after written notice of Franchisor's exercise of its option is given to Franchisee. Franchisor has the unrestricted right to assign this option to purchase at any time prior to such closing. Franchisor will pay the purchase price in full at the closing, or, at its option, in 24 equal consecutive monthly installments with interest at a rate equal to the prime lending rate as of the closing at Franchisor's primary bank. Franchisee must sign all documents of transfer as are reasonably necessary for purchase of the Restaurant by Franchisor, which documents shall include all customary representations and warranties from Franchisee as to ownership, condition of and title to the assets of the Restaurant being transferred.

     In the event that Franchisor does not exercise Franchisor's right to repurchase Franchisee's Restaurant as set forth above, Franchisee will be free to keep or to sell, after such termination or expiration, to any third party, all of the physical assets of its Restaurant; provided, however, that all appearances of the Marks are first removed in a manner approved in writing by Franchisor.

     18.7.          OBLIGATIONS  OF FRANCHISEE UPON TERMINATION OR EXPIRATION
                    ----------------------------------------------------------
  Franchisee is obligated upon termination or expiration of this Agreement to immediately:

     (A) Pay Franchisor all Royalties, other fees, and any and all amounts or accounts payable then owed Franchisor or its affiliates pursuant to this Agreement, or pursuant to any other agreement between the parties;

     (B) Cease to identify itself as a QUIZNO'S franchi-see or use any Marks, trade secrets, signs, symbols, devices, trade names, or other materials of Franchisor;

     (C) Immediately cease to identify the Franchised Location as being, or having been, associated with Franchisor, and immediately cease using any proprietary mark of Franchisor or any mark in any way associated with the Marks- and Licensed Methods;

     (D) Deliver to Franchisor all signs, sign-faces, advertising materials, forms and other materials bearing any of the Marks or otherwise identified with Franchisor and obtained by and in connection with this Agreement;

     (E) Immediately deliver to Franchisor the Operations Manual and all other information, documents and copies thereof which are proprietary to Franchisor;

     (F) Promptly take such action as may be required to cancel all fictitious or assumed names or equivalent registrations relating to its use of any Marks which are under the exclusive control of Franchisor or, at the option of Franchisor, assign the same to Franchisor;

     (G) Notify the telephone company and all telephone directory publishers of the termination or expiration of Franchisee's right to use any telephone number and any regular, classified or other telephone directory listings associated with any Mark and to authorize transfer thereof to Franchisor or its designee. Franchisee acknowledg-es that, as between Franchisee and Franchisor, Franchisor has the sole rights to and interest in all telephone, telecopy or facsimile machine numbers and directory listings associated with any Mark. Franchisee authorizes Franchisor, and hereby appoints Franchisor and any of its officers as Franchisee's attorney-in-fact, to direct the telephone company and all telephone directory publishers to transfer any telephone, telecopy or facsimile machine numbers and directory listings relating to the Restaurant to Franchisor or its designee, should Franchisee fail or refuse to do so, and the telephone company and all telephone directory publishers may accept such direction or this Agree-ment as conclusive of Franchisor's exclusive rights in such telephone numbers and directory listings and Franchisor's authority to direct their transfer; and

     (H) Abide by all restrictive covenants set forth in Section 20 of this Agreement.

     18.8.       STATE AND FEDERAL LAW.  THE PARTIES
                 ---------------------
ACKNOWLEDGE THAT IN THE EVENT THAT THE TERMS OF THIS AGREEMENT REGARDING TERMINATION OR EXPIRATION ARE INCONSISTENT WITH APPLICABLE STATE OR FEDERAL LAW, SUCH LAW SHALL GOVERN FRANCHISEE'S RIGHTS REGARDING TERMINA-TION OR EXPIRATION OF THIS AGREEMENT.

     19.    BUSINESS  RELATIONSHIP

     19.1.        INDEPENDENT BUSINESS PERSONS.
                  ---------------------------
The parties agree that each of them are independent businesspersons, their only relation-ship is by virtue of this Agreement and that no fiduciary relation-ship is created hereunder. Neither party is liable or responsible for the other's debts or obligations, nor shall either party be obligated for any damages to any person or property directly or indirectly arising out of the operation of the other party's business authorized by or conducted pursuant to this Agreement. Franchisor and Franchisee agree that neither of them will hold themselves out to be the agent, employer or partner of the other and that neither of them has the authority to bind or incur liability on behalf of the other.

     19.2.       PAYMENT OF THIRD PARTY OBLIGATIONS
                 ----------------------------------
Franchisor shall have no liability for Franchisee's obligations to  pay  any third parties, including without limitation, any product vendors, or any sales, use, service, occupation, excise, gross receipts, income, property or other tax levied upon Franchisee, Franchisee's property, the Restaurant or upon Franchisor in connection with the sales made or business conducted by Franchisee (except any taxes Franchisor is required by law to collect from Franchisee with respect to purchases from Franchisor).

     19.3.          INDEMNIFICATION.  Franchisee agrees to
                    ---------------
indemnify, defend and hold harmless Franchisor, its subsidiaries and affiliates, and their respective shareholders, directors, officers, employees, agents, successors and assignees, (the "INDEMNIFIED PARTIES") against, and to reimburse them for all claims, obligations and damages described in this
Section 19.3, any and all third party obligations described in Section 19.2 and any and all claims and liabilities directly or indirectly arising out of the operation of the Restaurant or arising out of the use of the Marks and Licensed Methods in any manner not in accordance with this Agreement. For purposes of this indemnifica-tion, claims shall mean and include all obligations, actual and consequential damages and costs reasonably incurred in the defense of any claim against the Indemnified Parties, including, without limitation, reasonable accountants', attorneys' and expert witness fees, costs of investigation and proof of facts, court costs, other litigation expenses and travel and living expenses. Franchisor shall have the right to defend any such claim against it. This indemnity shall continue in full force and effect subsequent to and notwithstanding the expiration or termination of this Agreement.

     20.    RESTRICTIVE  COVENANTS

     20.1.        NON-COMPETITION DURING TERM.
                  ---------------------------
Franchisee acknowl-edges that, in addition to the license of the Marks hereunder, Franchisor has also licensed commercially valuable information which comprises and is a part of the Licensed Methods, including without limitation operations, marketing, advertising and related information and materials, and that the value of this information derives not only from the time, effort and money which went into its compilation, but from the usage by all franchisees of Franchisor using the Marks and Licensed Methods. Franchisee therefore agrees that other than the Restaurant licensed herein, neither Franchisee nor any of Franchisee's officers, directors, shareholders or partners, nor any spouse of Franchisee or any of these individuals ("BOUND PARTIES"), shall during the term of this Agreement:

     (A) have any direct or indirect controlling interest as a disclosed or beneficial owner in a "Competitive Business" as defined below;

     (B) perform services as a director, officer, manager, employee, consultant, representative, agent or otherwise for a Competitive Business;

     (C) divert or attempt to divert any business related to, or any customer or account of the Restaurant, Franchisor's business or any other QUIZNO'S franchi-see's business, by direct inducement or otherwise, or diverting or attempting to divert the employment of any employee of Franchisor or another franchisee licensed by Franchisor to use the Marks and Licensed Methods, to any Competitive Business by any direct inducement or otherwise; or

     (D) directly or indirectly solicit or employ any person who is employed by Franchisor or any other franchisee licensed by Franchisor to use the Marks and Licensed Methods.

     The term "COMPETITIVE BUSINESS" as used in this Agreement shall mean any business operating, or granting franchises or licenses to others to operate, a restaurant or other food service business deriving more than 10% of its gross receipts, excluding gross receipts relating to the sale of alcoholic beverages, from the sale of submarine, hoagie, hero-type and/or deli-style sandwiches (other than another QUIZNO'S Restaurant operated by you); provided, however, neither Franchisee nor the Bound Parties shall be prohibited from owning securities in a Competitive Business if such securities are listed on a stock exchange or traded on the over-the-counter market and represent 5% or less of that class of securities issued and outstanding. Franchisee agrees that nothing in this Section 20 shall be construed to grant Franchisee any protected territory.

     20.2.       "BRANDED BUSINESS".    During the term of
                 ------------------
this Agreement, neither Franchisee nor any other Bound Party will operate, directly or indirectly, any Branded Business within a mile radius of the Restaurant without the written consent of Franchisor, which consent shall not be unreasonably withheld. The term "BRANDED BUSINESS" is defined as any business marketed by a franchisor or chain under a locally, regionally, or nationally known or registered trademark or service mark.

20.3.          POST-TERMINATION  COVENANT  NOT TO COMPETE
               ------------------------------------------
 For  a  period of two years from termination or
expiration of this Agreement for any reason, or the date on which Franchisee ceases to conduct business, whichever is later, neither Franchisee nor any
Bound Party shall have any direct or indirect interest as a disclosed or beneficial owner, investor, partner, director, officer, employee, consultant, representative or agent or in any other capacity in any Competitive Business located or operating within a five-mile radius of the former Franchised Location or within a five-mile radius of any other QUIZNO'S franchised or company-owned restaurant. The restrictions of this Section shall not be applicable to the ownership of shares of a class of securities listed on a stock exchange or traded on the over-the-counter market that represent 5% or less of the number of shares of that class of securities issued and outstanding. Franchisee and the Bound Parties expressly acknowledge that they possess skills and abilities of a general nature and have other opportunities for exploiting such skills. Consequently, enforcement of the covenants made in this Section will not deprive them of their personal goodwill or ability to earn a living.

     20.4.          ADDITIONAL REMEDIES FOR BREACH
                    ------------------------------
In addition to any other remedies or damages allowed hereunder, if Franchisee breaches the covenants set forth in Sections 20.1, 20.2, or 20.3, Franchisee shall pay Franchisor a fee equal to Franchisor's then-current Initial Franchise Fee for each Competitive Business or Branded Business opened in violation of the covenants, and eight percent of such Business' gross sales until expiration of the noncompetition period set forth in Section 20.3.

     20.5.      CONFIDENTIALITY OF PROPRIETARY INFORMATION
                ------------------------------------------
  Franchisee shall treat all information it receives which comprises or is a part of the Licensed Methods licensed hereunder (including without limitation the Operations Manual) as propri-etary and confidential and will not use such information in an unautho-rized manner or disclose the same to any unauthorized person without first obtaining Franchisor's written consent. Franchisee agrees that all such material is the sole property of Franchisor. Franchisee acknowledges that the Marks and the Licensed Methods have valuable goodwill attached to them, that the protection and maintenance thereof is essential to Franchisor and that any unauthorized use or disclosure of the Marks and Licensed Methods will result in irreparable harm to Franchisor. All ideas, concepts, techniques or materials concerning a Quizno's Restaurant, whether or not protectable intellectual property and whether created by or for Franchisee or its owners or employees, must be promptly disclosed to Franchisor and will be deemed Franchisor's sole and exclusive property, part of the Quizno's system, and works made-for-hire for Franchisor. To the extent any item does not qualify as a "work made-for-hire" for Franchisor, Franchisee assigns ownership of that item, and all related rights to that item, to Franchisor and must sign whatever assignment or other documents Franchisor requests to show ownership or to help Franchisor obtain intellectual property rights in the item.


     20.6.          CONFIDENTIALITY  AGREEMENT.
                    --------------------------
Franchisor reserves the right to require that Franchisee cause each of its officers, directors, partners, shareholders, and Designated Manager, and, if applicable, the spouse of Franchisee and any of these named individuals, to execute a Nondisclosure and Noncompetition Agreement containing the above restrictions, in a form approved by Franchisor.

     21.  DISPUTES

     21.1.          GOVERNING  LAW/CONSENT  TO  VENUE AND JURISDICTION.
                    --------------------------------------------------
Except  to the extent
governed by the United States Trademark Act of 1946 (Lanham Act, 15 U.S.C. 1051 et seq.) or other federal law, this Agreement shall be interpreted under
      -- ---
the laws of the State of Colorado and any dispute between the parties shall be governed by and determined in accordance with the substantive laws of the State of Colorado, which laws shall prevail in the event of any conflict of law. The Franchisee and the Franchisor have negotiated regarding a forum in which to resolve any disputes which may arise between them and have agreed to select a forum in order to promote stability in their relationship. Therefore, if a claim is asserted in any legal proceeding involving the Franchisee or any Bound Party and the Franchisor, the parties agree that the exclusive venue for disputes between them shall be in the District Court for the City & County of Denver, Colorado, or the United States District Court for the District of Colorado, and the parties each waive any objection they may have to the personal jurisdiction of or venue in such courts.

     21.2.          WAIVER  OF  JURY  TRIAL.   21.2.     WAIVER OF JURY TRIAL.
                    -----------------------              --------------------
Franchisor, Franchisee and the Bound Parties each waive their right to a trial by jury. Franchisee and Franchisor acknowledge that the parties' waiver of jury trail rights provides the parties with the mutual benefit of uniform interpretation of this Agreement and any dispute arising out of this Agreement or the parties' relationship created by this Agreement. Franchisee and Franchisor further acknowledge the receipt and sufficiency of mutual consideration for such benefit.

     21.3.       REMEDIES.     REMEDIES.  Except as set forth in Section 21.4,
                 --------      --------
the court will have the right to award any relief which it deems proper in the circumstances, including without limitation money damages (with interest on unpaid amounts from the date due), lost profits, specific performance, injunctive relief and attorneys' fees and costs. The parties agree that any claim for lost earnings or profits by Franchisee shall be limited to a maximum amount equal to the net profits of the Restaurant for the prior year as shown on Franchisee's federal income tax return. The parties further agree that, in addition to such other damages as may be awarded by the court, if this Agreement is terminated because of a Franchisee default, Franchisee shall be liable to Franchisor for a lump sum amount equal to the Royalties and Marketing and Promotion Fees that would have become due following termination of this Agreement for the period this Agreement would have remained in effect but for the Franchisee's default. Royalties and Marketing and Promotion Fees for purposes of this Section shall be calculated based on the Restaurant's average monthly Gross Sales for the prior year.

-      21.4.     LIMITATION OF CLAIMS.  Franchisee and the Bound Parties agree
                 --------------------
not to bring any claim asserting that any of the Marks are generic or otherwise invalid. Any claims between the parties must be commenced within one year from the occurrence of the facts giving rise to such claim, or such claim shall be barred. The parties understand that such time limit may be shorter than otherwise allowed by law. Franchisee agrees that its sole recourse for claims arising between the parties shall be against Franchisor or its successors and assigns. Franchisee agrees that the shareholders, directors, officers, and employees and agents of the Franchisor and its affiliates shall not be personally liable nor named as a party in any action between the Franchisor and Franchisee; provided that this shall not preclude claims Franchisee may have directly against an Area Director. Franchisor and Franchisee further agree that, in connec-tion with any such proceeding, each must submit or file any claim which would constitute a compulsory counterclaim (as defined by rule 13 of the Federal Rules of Civil Procedure) within the same proceeding as the claim to which it relates. Any such claim which is not submitted or filed as described above will be forever barred. Franchisor and Franchisee agree that any proceeding will be conducted on an individual, not a class-wide, basis, and that a proceeding between Franchisor -and Franchisee or the Bound Parties -may not be consolidated with any other proceeding between Franchisor and any other person or entity. No party will be entitled to an award of punitive or exemplary damages (provided that this limitation shall not apply to statutory penalties such as those set forth in 15 U.S.C. 1117(a)). No previous course of dealing shall be admissible to explain, modify, or contradict the terms of this Agreement. No implied covenant of good faith and fair dealing shall be used to alter the express terms of this Agreement.

     22.    SECURITY  INTEREST  22.    SECURITY  INTEREST

     22.1.        COLLATERAL.  22.1.     COLLATERAL.  Franchisee hereby grants
                  ----------             ----------
Franchisor a security interest ("SECURITY INTEREST") in all of the furniture, fixtures, equipment, signage, and realty (including Franchisee's interests under all real property and personal property leases) and together with all similar property now owned or hereafter acquired, additions, substitutions, replacements, proceeds and products thereof, wherever located and used in connection with the Restaurant. All items in which a security interest is granted hereby are referred to as the "COLLATERAL."

     22.2.         INDEBTEDNESS SECURED.  The
                   --------------------
Security  Interest is to secure payment of the following (the "INDEBTEDNESS"):

     (A) All amounts due under this Agreement including without limitation Royalty Fees and Marketing and Promotion Fees, together with interest, fees and other charges provided for herein;

     (B) All sums which Franchisor may, at its option, expend or advance for the maintenance, preservation and protection of the Collateral, including without limitation, payment of rent, taxes, levies, assessments, insurance premiums and discharge of liens, together with interest thereon, or in any other property given as security for payment of the Indebted-ness;

     (C) All expenses, including reasonable attor-neys' fees, which Franchisor incurs in connection with collection of any or all Indebtedness secured hereby or in enforcement or protection of its rights hereunder; and

     (D) All other present or future, direct or indirect, absolute or contingent, liabilities, obligations and indebted-ness of Franchisee to Franchisor or third-parties under this Agreement, however created, and specifically including all or part of any renewal or extension of this Agreement whether or not Franchisee executes any extension agreement or renewal instruments.

     22.3.          ADDITIONAL  DOCUMENTS.
                    ---------------------
Franchisee will from time to time as re-quired by Franchisor join with Franchisor in executing any additional documents and one or more financing statements pursuant to the Uniform Commercial Code (and any assignments, exten-sions or modifica-tions thereof) in form satisfactory to Franchisor.

     22.4.      POSSESSION OF COLLATERAL.
                ------------------------
Upon default and termination of Franchisee's rights hereunder, Franchisor shall have the immediate right to possession and use of the Collateral.

     22.5.     REMEDIES OF FRANCHISOR IN EVENT OF DEFAULT.
               ------------------------------------------
Franchisee agrees that upon the occurrence
of any default set forth above, the full amount remaining unpaid on the Indebtedness secured hereby shall, at the option of Franchisor and without notice, be and become due and payable forthwith, and Franchisor shall then have the rights, options, duties and remedies of a secured party under, and Franchisee shall have the rights and duties of a debtor under, the Uniform Commercial Code of Colorado, including without limitation Franchisor's right to take possession of the Collateral and of anything found therein, and the right without legal process to enter any premises where the Collateral may be found. Any sale of the Collateral may be conducted in the Franchisor's sole discretion, and the conduct of such sale is agreed to be commercially reasonable. Reasonable notification of the time and place of any sale shall be satisfied by mailing to Franchisee pursuant to the notice provisions set forth below.

     22.6.          SPECIAL  FILING AS FINANCING STATEMENT.
                    --------------------------------------
 This Agreement shall be a deemed a Security
Agreement and a Financing Statement. This Agreement may be filed for record in the real estate records of each county in which the Collateral, or any part thereof, is situated, and may also be filed as a Financing Statement in the counties or in the office of the Secretary of State, as appropriate, in respect of those items of Collateral of a kind or character defined in or subject to the applicable provisions of the Uniform Commercial Code, as in effect in the appropriate jurisdiction.

     23.    MISCELLANEOUS  PROVISIONS

     23.1.          MODIFICATION.  No amendment, waiver or
                    ------------
modifi-cation of this Agreement shall be effective unless it is in writing and signed by the Franchisor and Franchisee. Franchisee acknowledges that
Franchisor may modify its standards and specifications and operating and marketing techniques set forth in the Operations Manual unilaterally under any conditions and to the extent in which Franchisor, in its sole discretion, deems necessary to protect, promote, or improve the Marks and the quality of the Licensed Methods, but under no circumstances will such modifications be made arbitrarily without such determina-tion.

     23.2.     ENTIRE AGREEMENT.  This Agreement contains
               ----------------
the entire agreement between the parties and supersedes any and all prior agreements concern-ing the subject matter hereof. Franchisee agrees and understands that Franchisor shall not be liable or obligated for any oral representations or commitments made prior to the execution hereof or for claims of negligent or fraudulent misrepresentation and that no modifica-tions of this Agreement shall be effective except those in writing and signed by both parties. Franchisor does not authorize and will not be bound by any representation of any nature other than those expressed in this Agreement. Franchisee further acknowledges and agrees that no representations have been made to it by Franchisor regarding projected sales volumes, market potential, revenues, profits of Franchisee's Restaurant, or operational assistance other than as stated in this Agreement or in any disclosure document provided by Franchisor or its representatives.

     23.3.        DELEGATION BY FRANCHISOR.  From
                  ------------------------
time to time, Franchisor shall have the right to delegate the performance of any portion or all of its obligations and duties hereunder to third parties, whether the same are agents of Franchisor or Area Directors or indepen-dent contractors which Franchisor has contracted with to provide such services.
Franchisee agrees in advance to any such delegation by Franchisor of any portion or all of its obliga-tions hereunder. Franchisee acknowledges and agrees that Franchisor may not be bound and this Agreement may not be modified by any Area Director without Franchisor's prior written consent. Franchisee acknowledges and agrees that any such delegation of Franchisor's duties and obligations to Area Directors does not assign or confer any rights under this Agreement upon Area Directors and that Area Directors are not third party beneficiaries of this Agreement.

     23.4.        AGREEMENT EFFECTIVE.  This Agreement
                  -------------------
shall not be effective until accepted by Franchisor as evidenced by dating and signing by an officer of Franchisor.

     23.5.          REVIEW  OF  AGREEMENT.  Franchisee
                    ---------------------
acknowledges it had a copy of Franchisor's Uniform Franchise Offering Circular in its possession for not less than 10 full business days, and this Agreement in its possession for not less than 5 full business days, during which time Franchisee has had the opportunity to submit same for professional review and advice of Franchisee's choosing prior to freely executing this Agreement.

     23.6.          ATTORNEYS'  FEES.  In the event of any
                    ----------------
default on the part of either party to this Agreement, in addition to all other remedies, the party in default will pay the prevailing party all amounts due and all damages, costs and expenses, including reason-able attorneys' fees, incurred by the aggrieved party in any legal action or other proceeding as a result of such default, plus interest at the lesser of 2% per month or the highest rate allowable by law, accruing from the date of such default. Additionally, if Franchisee withholds any amounts due Franchisor, Franchisee shall reimburse Franchisor's costs of collecting such amounts including reasonable attorney fees and expenses.

23.7.          INJUNCTIVE  RELIEF.  Nothing herein shall
               ------------------
prevent Franchisor or Franchisee from seeking injunctive relief to prevent irreparable harm, in addition to all other remedies.

     23.8.          NO  WAIVER.  No waiver of any condition or
                    ----------
covenant contained in this Agreement or failure to exercise a right or remedy by Franchisor or Franchisee shall be considered to imply or constitute a further waiver by Franchisor or Franchisee of the same or any other condition, covenant, right, or remedy.

     23.9.      NO RIGHT TO SET OFF.  Franchisee shall
                -------------------
not be allowed to set off amounts owed to Franchisor for Royalties, fees or other amounts due hereunder, against any monies owed to Franchi-see, which right of set off is hereby expressly waived by Franchisee.

     23.10.     INVALIDITY.  If any provision of this Agreement
                ----------
is held invalid by any tribunal in a final decision from which no appeal is or can be taken, such provision shall be deemed modified to eliminate the invalid element and, as so modified, such provision shall be deemed a part of this Agreement as though originally included. The remaining provisions of this Agreement shall not be affected by such modification.

     23.11.       NOTICES.  All notices required to be given under
                  -------
this Agreement shall be given in writing, by certified mail, return receipt requested, or by an overnight delivery service providing documentation of receipt, at the address set forth in the first paragraph of this Agreement or at such other addresses as Franchisor or Franchisee may designate from time to time, and shall be effectively given when deposited in the United States mails, postage prepaid, or when received via overnight delivery, as may be applicable.

     23.12.          ACKNOWLEDGMENT.  BEFORE SIGNING THIS
                     --------------
AGREEMENT,  FRANCHISEE  SHOULD  READ IT CAREFULLY WITH THE ASSISTANCE OF LEGAL
COUNSEL.    FRANCHISEE  ACKNOWLEDGES  THAT:

     (A) THE SUCCESS OF THE BUSINESS VENTURE CONTEMPLATED HEREIN INVOLVES SUBSTANTIAL RISKS AND DEPENDS UPON FRANCHISEE'S ABILITY AS AN INDEPENDENT BUSINESS PERSON AND ITS ACTIVE PARTICI-PATION IN THE DAILY AFFAIRS OF THE BUSINESS, AND

     (B) NO ASSURANCE OR WARRANTY, EXPRESS OR IMPLIED, HAS BEEN GIVEN AS TO THE POTENTIAL SUCCESS OF SUCH BUSINESS VENTURE OR THE EARNINGS LIKELY TO BE ACHIEVED, AND

     (C) NO STATEMENT, REPRESENTATION OR OTHER ACT, EVENT OR COMMUNICATION, EXCEPT AS SET FORTH IN THIS DOCUMENT, AND IN ANY OFFERING CIRCULAR SUPPLIED TO FRANCHISEE IS BINDING ON FRANCHISOR IN CONNECTION WITH THE SUBJECT MATTER OF THIS AGREEMENT.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above set forth.

THE  QUIZNO'S  CORPORATION

     By:

     Its:

     Date:

     FRANCHISEE:



     Individually

     Date:

     OR:

     (if  a  corporation,  limited  liability  company,    or  partnership)


     Company  Name

     By:

     Its:

     Date:


     EXHIBIT  B-1  TO
     FRANCHISE  AGREEMENT

     ADDENDUM  TO  QUIZNO'S
     FRANCHISE  AGREEMENT

     1.     FRANCHISED LOCATION.  The Franchised Location set forth in Section
            -------------------
3.1  of  the  Agreement  shall  be:




OR if the Franchised Location is not determined as of this date, then the DESIGNATED AREA, referred to in Section 3.1 of the Agreement, shall be:




     If the Franchised Location is not determined as of this date, the Franchised Location shall be deemed approved upon approval by Franchisor of the site and Sublease pursuant to Section 6 of the Agreement.

     By execution hereof, Franchisor approves the above-stated Franchised Location, or the Designated Area for the Franchised Location, and Franchisee acknowledges and warrants that (1) Franchisor's approval does not constitute a guarantee, recommenda-tion or endorsement of the Franchised Location or Designated Area and that the success of the Restaurant to be operated at a Franchised Location is dependent upon Franchisee's abilities as an independent businessperson; and, if a Franchised Location is designated, (2) that Franchisor has complied with its obligations under the Agreement to assist
Franchisee by provision of criteria for the Franchised Location and determination of fulfillment of the requisite criteria for the Franchised Location, such determination based on information provided by Franchisee.

     2.          INITIAL FRANCHISE FEE.  Franchisee shall pay to Franchisor an
                 ---------------------
Initial  Franchise  Fee,  referenced  in Section 4.1 of the Agreement, of:  $.

     3.          LEASE  ASSISTANCE PROGRAM.  (Referenced in Section 6.3 of the
                 -------------------------
Agreement).    Check  One:

          Not  Participating

          Participating  (Lease  Review  Fee:   $2,200; Franchisee required to
          execute  Sublease)

     4.         TRAINING.  The following individuals shall attend Franchisor's
                --------
initial training program, as described in Section 7.1 of the Agreement:, and, of these individuals, the DESIGNATED MANAGER shall be:.

     5.        ACKNOWLEDGMENT.  Franchisee acknowledges receiving an execution
               --------------
copy of the Franchise Agreement, including this Addendum, all other addenda and all other documents related to the purchase of the franchise, at least five business days prior to signing the Franchise Agreement or paying any funds to Franchisor.

     THE  QUIZNO'S  CORPORATION


     By:

     Its:

     FRANCHISEE


     By:

     Its:


     EXHIBIT  B-2  TO
     FRANCHISE  AGREEMENT

     ADDENDUM  TO
     FRANCHISE  AGREEMENT  --
     QUIZNO'S  CLASSIC  SUBS
     EXPRESS  FACILITY

     THIS ADDENDUM to the Franchise Agreement dated of even date herewith ("AGREEMENT") is made on ________________________, between The Quizno's
Corporation ("FRANCHISOR") and the undersigned "FRANCHISEE." The following amends and shall be incorporated into the Agreement. In the event of any conflict between the terms of the Agreement and the terms of this Addendum, the terms of this Addendum shall control. All capitalized terms not defined in this Addendum have the respective meanings set forth in the Agreement. Franchisor and Franchisee agree as follows:

     1.          EXPRESS  RESTAURANT.   All references in the Agreement to the
                 -------------------
"RESTAURANT," as defined in Section 1.1 of the Agreement, are deleted and the reference "EXPRESS RESTAURANT" is inserted in place thereof. Except as may be otherwise noted herein or in the Agreement, all applicable terms, conditions and requirements set forth in the Agreement applicable to the Restaurants apply to the Express Restaurants. Franchisor's approval of the development and operation of an Express Restaurant, as required pursuant to Section 3.3 of the Agreement, is hereby granted. The terms of the Agreement and of this Addendum apply only to the Express Restaurant operations and products offered or sold from or through the Express Restaurant and not to the other business of Franchisee located in the Host Facility (defined below) except as specifically set forth herein.

     2.       FRANCHISED LOCATION.  The Franchised Location shall be within or
              -------------------
adjacent  to the following facility (also referred to as the "HOST FACILITY"):





If the placement and operation of the Express Restaurant in or in connection with the Host Facility requires the consent of the owner, franchisor or licensor of the Host Facility, Franchisee hereby represents and warrants that such consent has been obtained in writing, and such representation is a condition precedent to the grant of Franchisee's right to establish and operate the Express Restaurant.

     3.      ROYALTY.  Section 5.1 is deleted and replaced with the following:
             -------

Franchisee agrees to pay to Franchisor a weekly royalty ("ROYALTY") equal to 8% of the total amount of its Gross Sales, defined hereinafter, generated from or through the Express Restaurant.

     4.          BEVERAGES.    Check  either  (a),  (b),  (c),  or  (d):
                 ---------

     _____ (a) All fountain drink sales that occur within the Express Restaurant or in a QUIZNO'S logoed cup will be included in the Gross Sales. Franchisee may either have a separate fountain for the Express Restaurant or the Express Restaurant may share a common self-service fountain with the rest of the Host Facility.

     _____ (b) 25% of all fountain drink sales made at the Host Facility will be included in the Gross Sales.

     _____ (c) 25% of all QUIZNO'S units sold will be considered to have been made with the sale of the averaged size beverage for Host Facility. The price of the beverage will be the average price of all beverages sold at the Host Facility for that month. (For example: if 100 units are sold and the average beverage price is $1.00, then 25 units will be considered to have been sold with a soda and $25.00 will be included in Gross Sales as sales from fountain drinks and subject to royalty and advertising charges.)

     _____ (d) Gross Sales shall be increased by 13% of recorded Gross Sales for the purposes of the Agreement.

     5.       APPROVAL OF FRANCHISED LOCATION.  Franchisor hereby approves the
              -------------------------------
above-stated location as the Franchised Location. Franchisee acknowledges and warrants that (1) Franchisor's approval does not constitute a guarantee, recommenda-tion or endorsement of the Franchised Location and that the success of the Express Restaurant is dependent upon Franchisee's abilities as an independent businessperson; and (2) Franchisor has complied with its obligations under the Agreement to assist Franchisee with respect to criteria for the Franchised Location and determination of fulfillment of the requisite criteria for the Franchised Location, such determination based on information provided by Franchisee.


     6.     SIGNS.  Section 6.5 of the Agreement is supplemented by adding the
            -----
following:

Franchisee agrees to use best efforts to maximize the use of Franchisor's Marks on pre-existing and new signs as may be placed at the Franchised Location and on the premises of the Host Facility. All signs and the placement configuration thereof shall be approved by both Franchisee and Franchisor, which approval shall not be unreasonably withheld and shall be based on parameters which shall best maximize sign usage to the extent allowable under any landlord restrictions and any applicable local laws, zoning ordinances and other similar requirements. Franchisor hereby approves all uses by Franchisee of the marks, symbols, names and identifying marks of at  the  Franchised  Location.

     7.      EQUIPMENT.  Section 6.6 is deleted and replaced by the following:
             ---------

Franchisee shall purchase, lease or otherwise obtain for use in connection with the Express Restaurant such equipment of a type and in an amount which complies with the standards and specifications of Franchisor. Franchisee acknowledges that the type, quality, configuration, capability, and/or performance of the Restaurant equipment are all standard and specifications which are a part of the Licensed Methods and therefore such equipment must be purchased, leased, or otherwise obtained in accordance with Franchisor's standards and specifications and only from suppliers or other sources approved by Franchisor. Franchisee shall configure its computer cash register system in use in the Host Facility ("SYSTEM") to accurately record every sale or other transaction. Franchisee shall submit any required reports hereunder in a format designated from time to time by Franchisor. Franchisee hereby grants Franchisor reasonable access to its records only on the System and authorizes Franchisor to obtain its sales, sales mix and revenue information therefrom. Franchisee acknowledges that Franchisor will use information from required reports primarily to make business and marketing decisions.

     8.       EXPRESS RESTAURANT OPERATIONS.  Section 11.1(d) of the Agreement
              -----------------------------
is  supplemented  by  adding  the  following:

Franchisor and Franchisee acknowledge and agree that the products and services offered for sale from the Express Restaurant, and the standards and specifications of Franchisor related thereto, may differ from that of a traditional QUIZNO'S Restaurant and will be subject to alternative standards and specifications as may be developed and made available by Franchisor.

     9.       GRAND OPENING.  Section 12.2 is amended to require Franchisee to
              -------------
spend  a  minimum of $3,000 for the grand opening program.  All other terms of
Section  12.2  remain  the  same.

     10.         LOCAL ADVERTISING.  Section 12.4 of the Agreement is deleted.
                 -----------------

     11.     REGIONAL ADVERTISING PROGRAMS.  The following is added at the end
             -----------------------------
of  Section  12.5:

Notwithstanding the provisions of Section 12.5, Franchisee will not be required to contribute any funds to a Regional Advertising program or to participate in either a Regional Advertising program or a Regional Advertising cooperative.

     12.     RESTRICTIONS ON SERVICES AND PRODUCTS.  The following is added at
             -------------------------------------
the  end  of  Section  13.3:

Franchisee agrees that, during the term of the Agreement, it will not offer or sell any Sub-Sandwiches or any type of Branded Sandwich from or through the Host Facility other than from or through the Express Restaurant.
"SUB-SANDWICH" is defined as a submarine, hoagie, hero-type or deli-style sandwich. "BRANDED SANDWICH" is defined as any sandwich marketed by a fast food franchisor or chain, whose primary menu items consist of sandwiches, under a locally, regionally, or nationally known or registered trade name, trademark, or service mark. Except for Sub-Sandwich or Branded Sandwich products, Franchisee may sell other food products from or through the portion of the Host Facility that does not comprise the Express Restaurant.
     13.      MARKS.  Section 14.1. of the Agreement is supplemented by adding
              -----
the  following:

Franchisor and Franchisee acknowledge and agree that the primary Mark to be used to identify market and promote the Express Restaurant will be "QUIZNO'S EXPRESS CLASSIC SUBS." All other references to the Marks as set forth in the Agreement are inclusive of this primary Mark.

     14.          FINANCIAL  REPORTS.   The second sentence of Section 15.1 is
                  ------------------
deleted.    The  following  new  Section  15.1(e)    is  added:

The point-of-sale system used at the Host Facility shall differentiate sales of the Express Restaurant from sales of the rest of the Host Facility by the use of "price look up" ("PLU") or other keys that track and tally sales of the Express Restaurant separately and shall report Express Restaurant Gross Sales by item type.

     15.     FINANCIAL RECORDS USE AND ACCESS.  The second sentence of Section
             --------------------------------
15.2  is  deleted.
16.          TERM.    Section 17.1 is deleted and replaced with the following:
             ----

The primary term of this Agreement is for a period of 5 years from the Effective Date, unless sooner terminated as provided herein.

     17.         RENEWAL.  Section 17.2 is amended to provide that the term of
                 -------
Franchisee's option to renew is 5 years. All other terms of Section 17.2 remain the same.

     18.        DEFAULT AND TERMINATION.  The following new Section 18.2(n) is
                -----------------------
added:

(M)     LOSS OF RIGHT TO OPERATE HOST FACILITY.  If Franchisee loses the right
        --------------------------------------
for  whatever  reason  to  operate  the  Host  Facility.

     19.     RIGHT TO REPURCHASE.    The first sentence of 18.6 is deleted and
             -------------------
replaced  with  the  following:

Upon termination or expiration of this Agreement for any reason, the Franchisor shall have the option to purchase the assets used in the operation of the QUIZNO'S Express Restaurant, or a portion thereof, which option shall not include the right to purchase any fixtures or real property interest, however.

Section  18.5(b)  is  deleted.

     20.      NON-COMPETITION DURING TERM.  Section 20.1 is amended to provide
              ---------------------------
that the term "COMPETITIVE BUSINESS" shall mean any business operating, or granting franchises or licenses to others to operate, a restaurant or other food service business deriving more than 10% of its gross receipts, excluding gross receipts relating to the sale of alcoholic beverages, from the sale of Sub-Sandwiches (as defined above). The offer or sale of food products other than Sub-Sandwiches or Branded Sandwiches through or from the portion of the Host Facility that does not comprise the Express Restaurant shall not be considered a Competitive Business.

     21.          "BRANDED  BUSINESS".    Section  20.2  is  deleted.
                  -------------------

     22.          POST  TERMINATION  COVENANT NOT TO COMPETE.  Section 20.3 is
                  ------------------------------------------
deleted  and  replaced  with  the  following:

For a period of two years from termination or expiration of this Agreement for any reason, or the date on which Franchisee ceases to conduct business of the Express Restaurant, whichever is later, neither Franchisee or its officers, directors, shareholders, nor partners (through a spouse or otherwise) shall have any direct or indirect interest as a disclosed or beneficial owner, investor, partner, director, officer, employee, consultant, representative or agent or in any other capacity in any Branded Sandwich franchise or chain located at the Host Facility or located within a five-mile radius of the Host Facility or within a five-mile radius of any other QUIZNO'S franchised or company-owned restaurant. The restrictions of this Section shall not be applicable to the ownership of shares of a class of securities listed on a stock exchange or traded on the over-the-counter market that represent 5% or less of the number of shares of that class of securities issued and outstanding. Franchisee and its officers, directors, shareholders, and partners expressly acknowledge that they possess skills and abilities of a general nature and have other opportunities for exploiting such skills. Consequently, enforcement of the covenants made in this Section will not deprive them of their personal goodwill or ability to earn a living.

     23.          ADDITIONAL REMEDIES FOR BREACH.  Section 20.4's reference to
                  ------------------------------
Section  20.2  is  deleted.

     24.         CONFIDENTIALITY OF PROPRIETARY INFORMATION.  The following is
                 ------------------------------------------
added  to  the  end  of  Section  20.5:

Franchisee shall not use Franchisor's Licensed Methods, including without limitation Franchisor's recipes, materials, forms, menus, items, supplies, business forms or business policies, as stated in the Operations Manual or otherwise, except for the benefit of Franchisor and in operation of the Franchisee's Express Restaurant.

     25.          SECURITY  INTEREST.    Section  22  is  deleted.
                  ------------------

THE  QUIZNO'S  CORPORATION                                        FRANCHISEE

By:                                                              By:

Its:                                                             Its:


     EXHIBIT  B-3  TO
     FRANCHISE  AGREEMENT

     ADDENDUM  TO  FRANCHISE  AGREEMENT

     SPECIAL  PRODUCTS  PROGRAM  FOR

     _______________________________
     ("SPECIAL  PRODUCT")


     THIS ADDENDUM to the Franchise Agreement ("AGREEMENT") dated, 19, is made effective as of, 19 by and between The Quizno's Corporation ("FRANCHISOR") and ("FRANCHISEE"), to amend and supplement the terms and conditions contained in the Agreement to allow Franchisee to offer and sell the Special Product listed above at its QUIZNO'S restaurant ("RESTAURANT"), which is operated pursuant to the Agreement (the "SPECIAL PRODUCT PROGRAM"). Capitalized terms not defined herein shall be as defined in the Agreement.

     The  parties  therefore  agree  as  follows:

     1.          LICENSED  METHODS.  The "Licensed Methods" shall be deemed to
                 -----------------
include the Special Product and all products and services offered pursuant to the Special Product Program. The "Marks" shall be deemed to include all trademark and service mark designating the Special Program Products ("SPECIAL PRODUCT TRADEMARKS"). Except as otherwise noted herein, the terms of the Agreement, including any and all exhibits and addendums to the Agreement, shall apply to the Special Product Program.

     2.       MARKS.  Franchisee acknowledges that Article 14 of the Agreement
              -----
also governs the Special Product Trademarks, which during the term of this Addendum shall be considered "Marks" under the Agreement. Franchisee also acknowledges and agrees that no Marks other than Special Product Trademark or such other trademarks as may be specified by Franchisor shall be used in the marketing, promotions, identification of the Special Products and the operation of the Special Product Program, except with Franchisor's prior written consent.

     3.          TRAINING  FEE.    Franchisee  agrees  to  pay  to Franchisor,
                 -------------
concurrently with the execution of this Addendum, a training fee of $600 to compensate Franchisor for its costs and expenses in providing initial training to Franchisee in connection with Franchisee's participation in the Special Product Program. Franchisee acknowledges and agrees the training fee represents payment for the initial grant of the rights to use the Special
Product Trademarks and Licensed Methods relating to the Special Product Program, Franchisor has earned the training fee upon receipt and the training fee is not refundable to Franchisee after it is paid.

     4.          TERM.    Unless  terminated early pursuant to Section 5, this
                 ----
Addendum shall be effective on the date listed above and shall remain in effect until termination (for any reason) or expiration of the Agreement. Upon the termination or the expiration of the term of this Addendum, or any extension hereof, Franchisee must cease offering the Special Product Products at or through the Franchised Location in accordance with the post-termination obligations of Franchisee under the Agreement.

     5.     EARLY TERMINATION.  This Addendum may be terminated by Franchisor,
            -----------------
with or without a termination of the Agreement: (a) if Franchisee breaches any provision of this Addendum, provided, however, state laws may apply which will supersede this provision; or (b) if Franchisee is in default of the Agreement and fails to cure such default pursuant to the terms of the Agreement; or (c) if Franchisor determines it to be in the best interests of Franchisor and its franchise system to discontinue the sale of the Special Products through the Restaurant, in which case termination shall be effective 90 days after notice from Franchisor. Franchisee may only terminate this Addendum if Franchisor has committed a material breach of any of Franchisor's obligations under this Addendum and has failed to cure such breach pursuant to the terms of the Agreement.

     6.          CONDITIONAL  BASIS  OF  PROGRAM.  Franchisee acknowledges and
                 -------------------------------
understands (a) that the Special Product Program may be an initial development program to determine whether the Special Products can and will be licensed for use and sale by other QUIZNO'S Restaurants and that Franchisor may still be in the development stage of creating and implementing manuals, programs, and related policies and procedures, if any, with regard to the sale of the
Special Products at QUIZNO'S Restaurants; and (b) if the Special Product Program is in the nature of a test program, it is being established and implemented to, among other things, research and evaluate the feasibility of offering the Special Products in other Restaurants, so that Franchisee shall freely share with Franchisor operational results, information, technology and ideas regarding the sale of the Special Products during the term of this Addendum.
     7.      INITIAL TRAINING PROGRAM.  Franchisee, or if Franchisee is not an
             ------------------------
individual, the Designated Manager, shall attend and successfully complete the Special Product Program initial training offered by Franchisor at one of Franchisor's designated training facilities. Franchisee shall be responsible for all travel and living expenses incurred in connection with attendance at the initial training program as well as wages or salaries, if any, of the persons receiving the training. One individual must successfully complete the Special Product Program initial training program prior to Franchisee's commencement of operation of the Special Product Program at its QUIZNO'S Restaurant, but Franchisee may designate up to 2 people to attend such training.


     8.          AUTHORIZED  SPECIAL PRODUCTS.  For the term of this Addendum,
                 ----------------------------
Franchisee shall use best efforts to offer, promote, market and sell Special Product as specified by the Special Product Program. The Special Products shall be offered for retail sale at the Restaurant in accordance with the written standards and specifications of Franchisor, many of which will be contained in the Operations Manual or in technical bulletins or other written materials specific to the Special Product Program, all of which may be changed or supplemented by Franchisor in accordance with the terms of the Agreement. By execution of this Addendum, Franchisor approves the Special Products as products and services authorized to be sold at and through the Restaurant, in accordance with the Agreement.

     9.        IMPLEMENTATION OF THE SPECIAL PRODUCT PROGRAM. Franchisee shall
               ---------------------------------------------
commence implementation of the Special Product Program and begin offering and selling Special Products on the same day that Franchisee commences operation of its Restaurant, or the date of this Addendum, whichever is later.

     10.     ROYALTY.  Any revenues derived by Franchisee from the sale of the
             -------
Special Product Products shall be included in the Gross Sales of the Restaurant for purposes of determining the Royalty, Local Advertising Fee, and the Marketing and Promotion Fee, which are paid to Franchisor by Franchisee pursuant to the Agreement. The Gross Sales of the Restaurant attributable to the Special Product Program shall be accounted for and reported to Franchisor separate and apart from Gross Sales attributable to the remainder of the products and services offered by and through the Restaurant.

     11.          MARKETING  AND  ADVERTISING  FOR  SPECIAL  PRODUCT PRODUCTS.
                  -----------------------------------------------------------

     (a) Franchisee shall only use designated marketing materials as provided to Franchisee by Franchisor and will not produce any of its own marketing materials unless given written approval to do so by Franchisor with respect to marketing the Special Products or the Special Product Program.

     (b) At no time will Franchisee display or use in any manner any of the Special Product Trademarks which have been designated for use in selling Special Products in the offer or sale of any other products or services, including sandwiches, offered at or through the QUIZNO'S Restaurant, without written permission of Franchisor.

     (c) Franchisee shall implement and maintain during the term of this Addendum any promotional campaign for the sale of the Special Product Products and/or the Special Product Program in an amount and manner as set forth in the Operations Manual or otherwise by written notice.

     12.       COMPETITIVE BUSINESS.  Franchisee acknowledges that the Special
               --------------------
Product Program is a "Competitive Business" for purposes for the restrictive covenants set forth in the Agreement.

     13.         REPORTS, BOOKS AND RECORDS.  Franchisee agrees to prepare and
                 --------------------------
submit certain weekly reports regarding the sale of the Special Products in a form which will be designated by Franchisor. Franchisee agrees to provide Franchisor with full access to the results of its operations in connection with the sale of the Special Products and shall allow Franchisor's designated representa-tives to inspect its Franchised Location and operations to observe and assess the sale of the Special Products at any time during regular business hours. Franchisor or its representative shall be permitted to copy and retain copies of all relevant invoices, records, customer lists and other documents related to the sale of the Special Products. Franchisee shall maintain and submit to Franchisor separate accounting records with regard to the income, expenses and costs which are incurred in connection with the sale of the Special Products.

     14.          COMPLIANCE  WITH  LAWS.    Franchisee  shall comply with any
                  ----------------------
applicable federal, state and local laws, rules and regulations and shall obtain any and all permits, certificates and licenses which may be required in order to offer and sell the Special Products at and through the Franchised Location.

     15.          LANDLORD APPROVAL.  If Franchisee leases the premises of its
                  -----------------
Franchised Location, Franchisee represents and warrants that operation of the Special Product Program at the Franchised Location does not violate the terms and conditions of Franchisee's lease.

     16.          OWNERSHIP  OF PROGRAM.  Franchisor and Franchisee agree that
                  ---------------------
Franchisor shall have the right to offer participation in the Special Product Program to other Restaurants throughout the QUIZNO'S Restaurant system without compensation to Franchisee. Franchisee shall have no right, title or interest in or to any proprietary methods, service marks, trademarks, confidential systems or information arising out of or developed through the implementation of the Special Product Program, and Franchisee's implementation and use of the same shall inure to the benefit of Franchisor.

     17.          TRADEMARKS;  COMPANY AUTHORIZATION.  In the event and to the
                  ----------------------------------
extent that any of the Special Products Trademarks are owned and licensed by a company other than Franchisor, Franchisee shall comply with all specifications and standards required by such third-party and that are disclosed to Franchisee by Franchisor. The terms of all agreements between Franchisor and the owners or licensors of Special Products Trademarks shall be deemed to be incorporated herein by this reference.

     18.         POST-TERMINATION COVENANT NOT TO COMPETE.  In addition to the
                 ----------------------------------------
post-termination covenants not to compete provided in the Agreement, for a period of two years from termination or expiration of the Agreement for any reason, or the date on which Franchisee ceases to conduct business, whichever is later, neither Franchisee nor any Bound Party shall have any direct or indirect interest as a disclosed or beneficial owner, investor, partner, director, officer, employee, consultant, representative or agent or in any other capacity in any business operating, or granting franchises or licenses to others to operate, a restaurant or other food service business deriving more than 10% of its gross receipts from the sale of products substantially similar to the Special Product designated herein and related food products and services (which shall be considered a Competitive Business both for purposes of the post-termination covenant not to compete and Section 20.1 of the Agreement) located or operating within a five-mile radius of the former Franchised Location or within a five-mile radius of any other QUIZNO'S franchised or company-owned restaurant. The restrictions of this Section shall not be applicable to the ownership of shares of a class of securities listed on a stock exchange or traded on the over-the-counter market that represent 5% or less of the number of shares of that class of securities
issued  and  outstanding.    Franchisee  and  the  Bound  Parties  expressly
acknowledge  that  they  possess  skills and abilities of a general nature and
have  other  opportunities  for  exploiting  such  skills.    Consequently,
enforcement of the covenants made in this Section will not deprive them of their personal goodwill or ability to earn a living.

     19.          INCONSISTENT  TERMS.    To the extent that the terms of this
                  -------------------
Addendum are inconsistent with the Agreement, the terms of this Addendum shall prevail in connection with the implementation of the Special Product Program and the sale of the Special Products and shall supersede any inconsistent terms in the Agreement. Except as modified herein, the other terms and conditions of the Agreement shall govern and remain in full force and effect between Franchisor and Franchisee.

     IN WITNESS WHEREOF, the parties have executed this Addendum to Franchise Agreement to be effective as of the date first set forth above.

     THE  QUIZNO'S  CORPORATION

     By:

     Its:


     FRANCHISEE:

     By:

     Its:


     EXHIBIT  B-4
     TO  FRANCHISE  AGREEMENT

     AUTHORIZATION  AGREEMENT  FOR  PREARRANGED  PAYMENTS
     (DIRECT  DEBITS)

The undersigned depositor ("DEPOSITOR") hereby (1) authorizes The Quizno's Corporation ("COMPANY") to initiate debit entries and/or credit correction entries to the undersigned's checking and/or savings account indicated below and (2) authorizes the depository designated below ("DEPOSITORY") to debit such account pursuant to Company's instructions.



Depository                                   Branch



City                     State                     Zip Code



Bank  Transit/ABA  Number                       Account Number

This authority is to remain in full force and effect until Depository has received joint written notification from Company and Depositor of the Depositor's termination of such authority in such time and in such manner as to afford Depository a reasonable opportunity to act on it. Notwithstanding the foregoing, Depository shall provide Company and Depositor with 30 days' prior written notice of the termination of this authority. If an erroneous debit entry is initiated to Depositor's account, Depositor shall have the right to have the amount of such entry credited to such account by Depository, if (a) within 15 calendar days following the date on which Depository sent to Depositor a statement of account or a written notice pertaining to such entry or (b) 45 days after posting, whichever occurs first, Depositor shall have sent to Depository a written notice identifying such entry, stating that such entry was in error and requesting Depository to credit the amount thereof to such account. These rights are in addition to any rights Depositor may have under federal and state banking laws.


DEPOSITOR  (Print  Name)                               DEPOSITORY (Print Name)


By:                                                    By:
Its:                                                   Its:
Date:                                                  Date:


     EXHIBIT  B-5
     TO  FRANCHISE  AGREEMENT

     STATEMENT  OF  OWNERSHIP


FRANCHISEE:

TRADE  NAME  (if  different  from  above):


     Form  of  Ownership
     (Check  One)
__________            Individual    __________      Partnership     __________
Corporation          __________            Limited  Liability  Company

     If a Partnership, provide name and address of each partner showing percentage owned, whether active in management, and indicate the state in which the partnership was formed.

     If a Corporation or Limited Liability Company, give the state and date of incorporation or organization, the names and addresses of each officer and director or manager, and list the names and addresses of every shareholder or member showing what percentage of stock or interest is owned by each.


     Provide the address where Franchisee's financial records, and partnership, corporate or company records, as applicable, are maintained (Restaurant location will be deemed to be the address unless otherwise stated below):



Franchise acknowledges that this Statement of Ownership applies to the Restaurant authorized under the Franchise Agreement.

     Use additional sheets if necessary. Any and all changes to the above information must be reported to Franchisor in writing.



Date                                                            Name


     EXHIBIT  B-6
     TO  FRANCHISE  AGREEMENT

     GUARANTY  AND  ASSUMPTION  OF  FRANCHISEE'S  OBLIGATIONS
     --------------------------------------------------------

     In consideration of, and as an inducement to, the execution of the above Franchise Agreement (the "AGREEMENT") by The Quizno's Corporation ("FRANCHISOR"), each of the undersigned hereby personally and unconditionally:

(a) Guarantees to Franchisor and its successors and assigns, for the term of this Agreement, including renew-als thereof, that Franchisee as that term is defined in the Agreement ("FRANCHI-SEE") shall punctually pay and perform each and every undertaking, agreement and covenant set forth in the Agree-ment; and

(b) Agrees to be personally bound by, and personally liable for the breach of, each and every provision in the Agree-ment.

Each  of  the  undersigned  waives  the  following:

1. Acceptance and notice of acceptance by Franchisor of the foregoing undertaking;

2. Notice of demand for payment of any indebtedness or nonperformance of any obligations hereby guaranteed;

3. Protest and notice of default to any party with respect to the indebtedness or nonperformance of any obligations hereby guaranteed; and

4. Any right he or she may have to require that any action be brought against Franchisee or any other person as a condition of liability.

Each  of  the  undersigned  consents  and  agrees  that:

5. His or her direct and immediate liability under this guaranty shall be joint and several;

6. He or she shall render any payment or performance required under the Agreement upon demand if Franchisee fails or refuses punctually to do so;

7. Such liability shall not be contingent or conditioned upon pursuit by Franchisor of any remedies against Fran-chisee or any other person; and

8. Such liability shall not be diminished, relieved or otherwise affected by any extension of time, credit or other indulgence which Franchisor may from time to time grant to Franchisee or to any other person, including without limitation the acceptance of any partial payment or performance, or the compromise or release of any claims, none of which shall in any way modify or amend this guaranty, which shall be continuing and irrevocable during the term of the Agreement, including renewals thereof.

     IN WITNESS WHEREOF, each of the undersigned has affixed his or her signature effective on the same day and year as the Agreement was executed.

GUARANTOR(S)


SIGNATURE                                                            SIGNATURE


NAME  -  TYPED  OR  PRINTED                            NAME - TYPED OR PRINTED


SIGNATURE


NAME  -  TYPED  OR  PRINTED

     EXHIBIT  B-7  TO
     FRANCHISE  AGREEMENT

     ADDENDUM  TO
     TO  FRANCHISE  AGREEMENT  --
     BOOKKEEPING  SERVICES
     AND  DIRECT  DEBIT  AUTHORIZATION

     THIS ADDENDUM to the Franchise Agreement dated as of even date herewith -by and between The Quizno's Corporation ("FRANCHISOR") and ________________________________ ("FRANCHISEE") is made as of the same date to supplement certain terms and conditions of the Agreement. In the event of any conflict between the terms of the Agreement and the terms of this Addendum, the terms of this Addendum shall control. All capitalized terms not otherwise defined in this Addendum shall have their respective meanings set forth in the
Agreement.    Franchisor  and  Franchisee  agree  as  follows:

     1.      BOOKKEEPING SERVICES.  The following shall be added to supplement
             --------------------
Section  15  of  the  Agreement:

     A.          SERVICES.     Franchisee shall use Franchisor or Franchisor's
                 --------
designated vendor to provide payroll and bookkeeping services to Franchisee and Franchisee agrees to comply with all requirements Franchisor prescribes with regard to said services. Franchisor's bookkeeping service does not include cash management.

     Franchisor or Franchisor's designated vendor will provide the following accounting services on a period basis for franchised Restaurants:

     Period  End  Financial  Statements:          .    Balance  Sheet
     .    Profit  and  Loss  Statement

     Detailed  General  Ledger:                   .   Unpaid Invoice Register
     .    Bank  Reconciliation
     .    Check  Register
     .    Printed  Period  Accounts  Payable  Checks
     .    Prepare  necessary  sales  tax  reports
     .    Prepare  necessary  personal  property  tax
          reports
     .    Prepare  necessary  use  tax  reports
     . Payroll Register, Payroll tax reports and all necessary filings

     A department manager will personally review all period end financial information before issuance. A complete Franchise Bookkeeping Department Procedures Manual will be provided to Franchisee. This manual will outline in detail all procedures and checklists followed by Franchise Bookkeeping Department personnel.

     A  complete  Franchise  Restaurant  Accounting  Procedures Manual will be
provided  to  Franchisee.    This manual will outline in detail all accounting
procedures  that  are  the  Restaurants'  managers'  responsibility.

     B.          SUBMISSION  OF  RESTAURANT  RELATED  ITEMS.  In order for the
                 ------------------------------------------
Franchise Bookkeeping Department to provide the most timely and useful information to individual Restaurants or companies, it is essential that the accounting department receive information as soon as possible after the period closes.

     The Franchise Bookkeeping Department will provide the above services to Franchisee within 10 working days upon receiving the last information for the period.

     Each week, in accordance with our procedures, Franchisee agrees to submit to Franchisor: (a) completed Profit Planners worksheets; (b) Payroll changes and current hours worked; (c) Bank statements; (d) Manual check stubs with invoice copies; (e) Invoices to be paid; and (f) Any other documents as may be required to properly record all transactions affecting the Restaurant's financial activity.


     C.      FEES FOR BOOKKEEPING SERVICES.  In consideration for the services
             -----------------------------
Franchisor provides to Franchisee pursuant to this Addendum, Franchisee shall pay to Franchisor the sum of $85 per Restaurant per week. Franchisor may, in its sole discretion, increase the fee after 12 months following the date Franchisee's Restaurant commences operation, and thereafter annually to an amount equal to the market rate for similar services as determined by Franchisor.

     D.          TERMINATION.
                 -----------

     (a)          By Franchisor.  If Franchisee fails to (i) submit restaurant
                  -------------
related items when required pursuant to this Section, or (ii) pay fees due to Franchisor for these services, Franchisor shall have the right to terminate the Agreement as provided in Section 18.2 of the Agreement.

     (b)        By Franchisee.  At any time after 12 months following the date
                -------------
Franchisee's Restaurant commences operation, Franchisee may terminate the bookkeeping services service 90 days following completion of the following :
Franchisee retains a full time professional accountant (approved in writing by Franchisor) to provide bookkeeping services (at Franchisee's expenses) and that accountant agrees in writing (on a form acceptable to Franchisor) to provide timely financial statements required by Section 15 of the Agreement. If Franchisee fails to provide such financial statements more than 2 times in any 12-month period, in addition to any other remedies, Franchisor may require Franchisee to use Franchisor's bookkeeping services at the then-current fee.

     2.          DIRECT  DEBITS.   If required by Franchisor, Franchisee shall
                 --------------
complete Exhibit B-4 to authorize Franchisor to initiate debit entries and/or credit correction entries to Franchisee's checking or savings account for the payment of Royalties, Marketing and Promotion Fees or any other payment owed by Franchisee to Franchisor under the terms of the Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be executed on the date first set forth above.

THE  QUIZNO'S  CORPORATION                              FRANCHISEE:




By:                                                      By:

Its:                                                     Its:


     EXHIBIT  B-8  TO
     FRANCHISE  AGREEMENT
     ADDENDUM  TO
     TO  FRANCHISE  AGREEMENT  --
     DEVELOPMENT  RIGHTS  ADDENDUM
                                      TO
                           THE QUIZNO'S CORPORATION
                              FRANCHISE AGREEMENT

     1.          BACKGROUND.    This Development Rights Rider (the "Rider") is
                 ----------
between The Quizno's Corporation ("we," "us" or "our") and ("you" or "your"). This Rider is attached to, and intended to be part of, the Franchise Agreement signed simultaneously with this Rider for the operation of a specific Quizno's Restaurant (the "Franchise Agreement"). We and you are signing this Rider because you want the right to develop a multiple number of Restaurants within a certain geographic area over a certain period of time, and we are willing to grant you these development rights if you comply with this Rider.

     2.     GRANT OF DEVELOPMENT RIGHTS.  Subject to your compliance with this
            ---------------------------
Rider, we grant you the right to develop Restaurants, according to the mandatory schedule (the "Schedule") on Exhibit A to this Rider, within the following geographic area (the "Territory"):



     If you are fully complying with all of your obligations under this Rider, the Franchise Agreement, and all other franchise agreements then in effect between us and you (or your affiliated entities) for the operation of Restaurants, then during this Rider's term only, we (and our affiliates) will not establish, or allow another franchise owner to establish, Restaurants to be located within the Territory (except franchises we grant you pursuant to this Rider).

     3.          DEVELOPMENT  OBLIGATIONS.  To maintain your rights under this
                 ------------------------
Rider, you must have Restaurants open and operating within the Territory by the dates set forth on the Schedule. You will operate each Restaurant under a separate franchise agreement with us. The franchise agreement that you sign for each additional Restaurant will be our then-current form of franchise agreement, any or all of the terms of which may be materially different than the terms of the Franchise Agreement. Despite any contrary provision contained in any such franchise agreement, you must have your additional Restaurants open and operating by the dates contained on the Schedule. To retain your rights under this Rider, each Restaurant opened pursuant to this Rider must operate continuously throughout this Rider's term.

     4.      SUBFRANCHISING RIGHTS.  This Rider does not give you any right to
             ---------------------
license others to operate Restaurants. Only you (or affiliated entities you establish and we approve) any open Restaurants pursuant to this Rider.

     5.     DEVELOPMENT FEES.  As consideration for the rights we grant you in
            ----------------
this Rider, you must pay us, at the same time you sign this Rider, a total of ________________________ ($________) (the "Development Fee"), which equals one hundred percent (100%) of the first two (2) initial franchise fees and fifty percent (50%) of the aggregate initial franchise fees due for all of the Restaurants that you must develop under the Schedule. Each time you sign a franchise agreement for a Restaurant to be developed within the Territory, we will apply the Development Fee in increments equal to fifty percent (50%) of the initial franchise fee due for that Restaurant to reduce the additional amount you must pay. We fully earn the Development Fee when you sign this Rider. The Development Fee is not refundable if you do not satisfy the Schedule.

     6.       GRANT OF FRANCHISES.  You must submit a separate application for
              -------------------
each Restaurant location you wish to develop in the Territory. You agree to give us all information and materials we request to assess the proposed site. We will not unreasonably withhold approval of any site you propose if that site meets our then-current site criteria. We agree to use our best reasonable efforts to review and approve sites you propose within thirty (30) days after we receive all requested information and materials. If we approve the proposed site, you agree, within the time period we specify, to sign a separate franchise agreement for that site and to pay the initial franchise fee due. If you do not do so, or are unable to obtain lawful possession of the proposed site, we may withdraw our approval of the proposed site. After you sign the franchise agreement, its terms and conditions will control your development and operation of the Restaurant (except for the required opening date, as provided in Section 3 above).

     7.     TERM.  This Rider's term begins on the date we and you sign it and
            ----
ends on the date when (a) the final Restaurant is to open under the Schedule, or (b) this Rider is otherwise terminated.

     8.          TERMINATION.    We may terminate this Rider and your right to
                 -----------
develop additional Restaurants at any time, effective upon delivery of written notice of termination if (a) you fail to satisfy your obligations under the Schedule, which defaults you have no right to cure; or (b) the Franchise
Agreement, or any other franchise agreement between us and you (or your affiliated entity) for a Restaurant, is terminated by us or you for any or no reason.

     9.      ASSIGNMENT.  This Rider and all related rights are not assignable
             ----------
except in connection with the assignment of the Franchise Agreement and all other franchise agreements to which you (and your affiliated entities) then are a party, provided that the Franchise Agreement and all such other franchise agreements are assigned to the same entity and the conditions for assignment in all such documents are satisfied.

     10.          RIDER  TO  CONTROL.    Except as provided in this Rider, the
                  ------------------
Franchise Agreement remains in full force and effect as originally written. If there is any inconsistency between the Franchise Agreement and this Rider, the terms of this Rider will control.


Dated  this  day  of,  19.

THE  QUIZNO'S  CORPORATION                                        FRANCHISEE:


By:                                                       By:

Its:                                                      Its: